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                   __________ SUPPLEMENTAL INDENTURE OF TRUST





                                     between





                        COLLEGE LOAN CORPORATION TRUST I





                                       and





                          ____________________________,
                                   as Trustee
                          Dated as of ________ __, 200_







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

                                Table of Contents

                                                                            Page

Section 1.   Definitions and Related Matters................................2
Section 2.   Authorization and Terms of Series 200_-_ Notes................18
Section 3.   Interest Payable On Series 200_-_ Notes.......................20
Section 4.   Determining the Applicable Interest Rate......................23
Section 5.   Determination of Payment Defaults and Payment of Auction
             Agent and Broker-Dealer Fees..................................32
Section 6.   Calculation of Various Rates..................................33
Section 7.   Notification of Rates, Amounts and Payment Dates..............33
Section 8.   Auction Agent.................................................34
Section 9.   Broker-Dealers................................................35
Section 10.  Changes in Auction Period or Periods..........................35
Section 11.  Changes in the Auction Date...................................36
Section 12.  Additional Provisions Regarding the Applicable Interest Rate..37
Section 13.  Qualifications of Market Agent................................37
Section 14.  Purposes of Issuance of Series 200_-_ Notes...................38
Section 15.  Deposit of Series 200_-_ Note Proceeds........................38
Section 16.  Redemption of Series 200_-_ Notes.............................38
Section 17.  Book-Entry Series 200_-_ Notes................................40
Section 18.  Limitation on Fees............................................42
Section 19.  Certain Designations Pursuant to the Indenture................43
Section 20.  Mandatory Redemption of or Distributions of Principal With
             Respect to Notes..............................................44
Section 21.  List of Non-Business Days.....................................44
Section 22.  Certain Findings, Determinations and Designations.............45
Section 23.  Conditions Precedent..........................................45
Section 24.  [Reserved]....................................................46
Section 25.  Notices to the Eligible Lender Trustee and the Trustee........64
Section 26.  Governing Law.................................................65
Section 27.  Headings......................................................65
Section 28.  Severability..................................................65
Section 29.  Counterparts; Facsimile.......................................65
Section 30.  Effect of _____ Supplement....................................65
Section 31.  Rights, Privileges and Immunities of Trustee..................66

EXHIBIT A    FORM OF SERIES 200_-_A NOTES
EXHIBIT B    FORM OF SERIES 200_-_ SUBORDINATE NOTE
EXHIBIT C    NOTICE OF A PAYMENT DEFAULT
EXHIBIT D    NOTICE OF CURE OF PAYMENT DEFAULT COLLEGE LOAN CORPORATION TRUST I
EXHIBIT E    NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT
EXHIBIT F    NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT
EXHIBIT G    NOTICE OF CHANGE IN AUCTION DATE
EXHIBIT H    TAXES

                   __________ SUPPLEMENTAL INDENTURE OF TRUST


     THIS __________ SUPPLEMENTAL INDENTURE OF TRUST (this "______ Supplement"), dated as of _______ __, 200_, between COLLEGE LOAN CORPORATION TRUST I, a Delaware statutory trust (the "Issuer"), and ____________________________, a banking corporation duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the State of ________ (the "Trustee");

                                R E C I T A L S:

     WHEREAS, the Issuer, ___________________________, as eligible lender trustee, and the Trustee, as indenture trustee, have previously executed and delivered an Indenture of Trust (the "Base Indenture"), dated as March 1, 2002 (the Base Indenture, the First Supplement and the Second Supplement (each as defined below), as amended from time to time, are collectively referred to as the "Indenture"); and

     WHEREAS, the Indenture prescribes the terms and conditions upon which the Issuer may from time to time authorize and issue series of Notes (as defined in the Indenture); and

     WHEREAS, the Issuer previously authorized and issued multiple series of Senior and Subordinated Notes; and

     WHEREAS, the Issuer has authorized and determined to issue __ series of Senior Notes (collectively, the "Series 200_-_ Senior Notes") and two series of Subordinate Notes (the "Series 200_-_ Subordinate Notes" and, together with the Series 200_-_ Senior Notes, the "Series 200_-_ Notes") pursuant to the Indenture and this _____ Supplement; and

     WHEREAS, the Issuer desires by this _____ Supplement to (a) prescribe the terms and provisions of the Series 200_-_ Notes all as more fully set forth herein and (b) to amend and supplement certain terms and provisions of the Indenture as set forth herein, which amendments have been agreed to by the Issuer and the Trustee; and

     WHEREAS, with respect to clause (a) above, pursuant to Section 8.01(e) of the Indenture, the Issuer and the Trustee may amend the Indenture without consent of, or notice to, any of the Noteholders or any Other Beneficiary to authorize the issuance of a series of Notes, subject to the requirements of
Article II of the Indenture; and

     WHEREAS, with respect to clause (b) above, pursuant to Section 8.01(j) of the Indenture, the Issuer and the Trustee may amend the Indenture without consent of, or notice to, any of the Noteholders or any Other Beneficiary for the purpose of making any change to the Indenture if the Rating Agency Condition shall have been satisfied with respect thereto; and further that the Rating Agency Condition has been satisfied with respect to this amendment as evidenced by the letters attached hereto as Exhibit J; and

     WHEREAS, the execution and delivery of this _____ Supplement and the issuance of the Series 200_-_ Notes have been in all respects duly and validly authorized by the Issuer and all acts and things necessary to constitute this _____ Supplement a valid supplemental indenture according to its terms have been done and performed;

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements contained herein, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this _____ Supplement hereby agree as follows:

     SECTION 1. DEFINITIONS AND RELATED MATTERS.

          (a) In the event that any term or provision contained in this _____ Supplement shall conflict with or be inconsistent with any provision contained in the Base Indenture or any Supplement the terms and provisions of this _____ Supplement shall govern with respect to the Series 200_-_ Notes.

          (b) All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Indenture.

          (c) In addition, the following terms shall have the following respective meanings unless the context hereof clearly requires otherwise:

     "ACQUISITION PERIOD" means, with respect to the use of proceeds of any series of the Series 200_-_ Notes in the Acquisition Fund, the period beginning on the Closing Date for such series and ending on and including __________, 200_; or the last day of such other month as may be provided by Issuer Order, provided that the Rating Agency Condition shall have been met with respect to such Issuer Order.

     "ADJUSTED CP RATE" means the rate defined as such in the Auction Rate Reset Agreement.

     "ADMINISTRATION FEE" means a monthly fee equal to _______ of ____% of the ending Principal Balance of the Financed Student Loans, plus accrued interest thereon, during the preceding month, or such greater or lesser amount as may be provided by Issuer Order (provided that the Rating Agency Condition is met with respect to any increase in such amount) which shall be released to the Issuer each month to cover its expenses (other than Servicing Fees and Note Fees) incurred in connection with carrying out and administering its powers, duties and functions under this Indenture and any related agreements.

     "ALL HOLD RATE" on any date of determination means the Applicable LIBOR-Based Rate less ____%, provided that in no event shall the applicable All Hold Rate be greater than the Maximum Rate.

     "APPLICABLE INTEREST RATE" means the rate of interest per annum borne from time to time by a series of the Series 200_-_ Notes, which shall be (a) during the Initial Interest Period for such series, the Initial Interest Rate, and (b) during each Interest Period thereafter, the rate of interest determined in accordance with the Auction Procedures.

     "APPLICABLE LIBOR-BASED RATE" means (a) for an Auction Period of 35 days or less, One-Month LIBOR; (b) for an Auction Period of more than 35 days but less than 115 days, Three-Month LIBOR; (c) for an Auction Period of more than 114 days but less than 195 days, Six-Month LIBOR; and (d) for an Auction Period of more than 194 days, One-Year LIBOR.

     "APPLICABLE NUMBER OF BUSINESS DAYS" means the greater of two Business Days or one Business Day plus the number of Business Days by which the Auction Date precedes the first day of the next succeeding Interest Period.

     "AUCTION" means the implementation of the Auction Procedures on an Auction Date.

     "AUCTION AGENT" means the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" means the Substitute Auction Agent.

     "AUCTION AGENT AGREEMENT" means the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" means such Substitute Auction Agent Agreement.

     "AUCTION AGENT FEE" shall have the meaning ascribed to such term in the Auction Agent Agreement.

     "AUCTION AGENT FEE RATE" shall have the meaning ascribed to such term in the Auction Agent Agreement.

     "AUCTION DATE" means, initially, with respect to the Series 200_-_A-1 Senior Notes, April 10, 200_, with respect to the Series 200_-_A-2 Senior Notes, _________, 200_; provided, that if the initial Auction Date with respect to any Series specified above is not a Business Day, the initial Auction Date shall be the Business Day immediately preceding the date so listed. Thereafter, with respect to each such series of Series 200_-_ Notes, the Auction Date means the Business Day immediately preceding the first day of each Auction Period for such series, other than:

          (a) an Auction Period commencing after the ownership of such series is no longer maintained in Book-Entry Form by the Securities Depository;

          (b) an Auction Period commencing after and during the continuance of a Payment Default; or

          (c) an Auction Period commencing less than the Applicable Number of Business Days after the cure or waiver of a Payment Default.

     Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 11 of this _____ Supplement.

     "AUCTION PERIOD" means the Interest Period applicable to each series of the Series 200_-_ Notes.

     "AUCTION PERIOD ADJUSTMENT" means an adjustment to the Auction Period as provided in Section 10 hereof.

     "AUCTION PROCEDURES" means the procedures set forth in Section 4 through
Section 12 hereof by which the Auction Rate is determined.

     "AUCTION RATE" means the interest rate that results from implementation of the Auction Procedures and is determined as described in Section 4(c)(ii) hereof which.

     "AUCTION RATE RESET AGREEMENT" means the Auction Rate Reset Agreement dated as of _______ __, 200_ among ________________, as Broker-Dealer,
________________, as Initial Auction Agent and Trustee, and the Issuer, as such agreement may from time to time be amended or supplemented.

     "AUTHORIZED DENOMINATIONS" means $__________ and any multiple thereof.

     "AVAILABLE SERIES 200_-_ NOTES" shall have the meaning ascribed to such term in Section 4(c)(i)(A) hereof.

     "BASE INDENTURE" shall have the meaning ascribed to such term in the Recitals hereof.

     "BID" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "BIDDER" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "BOOK-ENTRY FORM" or "BOOK-ENTRY SYSTEM" means a form or system under which
(a) the beneficial right to principal and interest may be transferred only through a book entry and (b) physical securities in registered form are issued only to a Securities Depository or its nominee as registered holder, with the securities "immobilized" to the custody of the Securities Depository.

     "BROKER-DEALER" means (a) initially, with respect to the Series 200_-_ Notes, ____________________ and (b) with respect to any series of Series 200_-_ Notes, any other broker or dealer (each as defined in the Exchange Act), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (i) is a Participant (or an affiliate of a Participant), (ii) has been appointed as such with respect to such series of Series 200_-_ Notes by the Issuer pursuant to
Section 9 hereof and (iii) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

     "BROKER-DEALER AGREEMENT" means each agreement between the Auction Agent and a Broker-Dealer, approved by the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as such agreement may from time to time be amended or supplemented. Each Broker-Dealer Agreement as to Auction Procedures shall be in substantially the form of the Broker-Dealer Agreement, dated as of _______ __, 200_, between ____________________________, as Auction Agent, and ____________________, as
Broker-Dealer.

     "BROKER-DEALER FEE" shall have the meaning ascribed to such term in the Auction Agent Agreement.

     "BROKER-DEALER FEE RATE" shall have the meaning ascribed to such term in the Auction Agent Agreement.

     "BUSINESS DAY" means any day other than (i) such dates as may be agreed to in writing by the Market Agent, the Auction Agent, the Broker-Dealer and the Issuer, or (ii) a Saturday, Sunday, holiday or day on which banks located in the City of New York, New York, or the New York Stock Exchange, the Trustee or the Auction Agent, are authorized or permitted by law or executive order to close.

     "CARRY-OVER AMOUNT" means the excess, if any, of (a) the amount of interest on a Series 200_-_ Note that would have accrued with respect to the related Auction Period at the Auction Rate over (b) the amount of interest on such Series 200_-_ Note actually accrued with respect to such Series 200_-_ Note, with respect to such Auction Period based on the Maximum Rate, together with the unpaid portion of any such excess from prior Auction Periods; provided that any reference to "principal" or "interest" in this _____ Supplement, in the Indenture, and in the Series 200_-_ Notes shall not include, within the meanings of such words, any Carry-Over Amount or any interest accrued on any Carry-Over Amount.

     "CLOSING DATE" means ____________.

     "ELIGIBLE CARRY-OVER MAKE-UP AMOUNT" means, with respect to each Interest Period relating to a series of Series 200_-_ Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-Over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of such series in respect of such Interest Period at a per annum rate equal to the excess, if any, of the Maximum Rate over the Applicable Interest Rate, and (b) the aggregate Carry-Over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period. The Eligible Carry-Over Make-Up Amount shall be $0.00 for any Interest Period with respect to which the Maximum Auction Rate equals or exceeds the Auction Rate.

     "EXISTING HOLDER" means (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Holder Registry at the close of business on the Business Day immediately preceding such Auction and (b) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Series 200_-_ Notes.

     "EXISTING HOLDER REGISTRY" means the registry of Persons who are owners of the Series 200_-_ Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

     "FIRST SUPPLEMENT" means the First Supplemental Indenture of Trust, dated as of March 1, 2002 between the Issuer and the Trustee, as amended or supplemented in accordance with the terms thereof and of the Indenture.

     "HOLD ORDER" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "INDENTURE" means the Indenture of Trust, dated as of March 1, 2002, from the Issuer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as eligible lender trustee, to the Trustee, and as may be further amended and supplemented from time to time.

     "INITIAL AUCTION AGENT" means ____________________________, a ____________
banking corporation, its successors and assigns, in its capacity as auction agent under the Initial Auction Agent Agreement.

     "INITIAL AUCTION AGENT AGREEMENT" means the Auction Agent Agreement, dated as of _______ __, 200_, by and among the Issuer, the Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

     "INITIAL INTEREST PERIOD" means, as to a series of Series 200_-_ Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Interest Rate Adjustment Date for such series.

     "INITIAL INTEREST RATE" means for each series of Series 200_-_ Notes, a per annum rate equal to, in the case of the Series 200_-_ Senior Notes, the Adjusted CP Rate as will be in effect on the second Business Day preceding the initial Interest Payment Date for such series of Series 200_-_ Notes plus or minus the spread bid by the Broker-Dealer as set forth in the Auction Rate Reset Agreement; and in the case of the Series 200_-_B-1 Notes, ____%.

     "INITIAL INTEREST RATE ADJUSTMENT DATE" means for each series of Series 200_-_ Notes, the date set forth below (or, if such date is not a Business Day, the following Business Day):

                                                  INITIAL INTEREST RATE
                      SERIES                         ADJUSTMENT DATE

                    Series 200_-_A-1                 _________, 200_
                    Series 200_-_A-2                 _________, 200_
                    Series 200_-_B-1                 _________, 200_
                    Series 200_-_B-2                 _________, 200_

     "INTEREST PAYMENT DATE" means (a) each regularly scheduled interest payment date on the Series 200_-_ Notes, which for each series of Series 200_-_ Notes shall be the Business Day immediately following the expiration of the Initial Interest Period for such series and each related Interest Period thereafter; provided, however, if the duration of the Interest Period is one year or longer, then the Interest Payment Date therefor shall be March 1 and September 1 during such Interest Period (or if any such day is not a Business Day, the immediately following Business Day) and the first Business Day immediately following the end of such Interest Period; or (b) with respect to the payment of interest upon redemption or acceleration of the Series 200_-_ Notes or the payment of Defaulted Interest, such date on which such interest is payable under the Indenture.

     "INTEREST PERIOD" means, unless otherwise changed as described herein: (a) with respect to each series of Series 200_-_ Senior Notes, (i) initially, the Initial Interest Period for the applicable series; and (ii) following the Initial Interest Period, each successive period of generally 28 days, commencing on the first Business Day following the applicable Series Auction Date, and ending on (and including) the applicable Series Auction Date (unless such date is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day); and (b) with respect to the Series 200_-_ Subordinate Notes, initially, the Initial Interest Period for the applicable series, and each successive period of generally 28 days, commencing on the first Business Day following the applicable Series Auction Date, and ending on (and including) the applicable Series Auction Date (unless such date is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day). Notwithstanding the foregoing, if the Auction Periods are changed as provided in Section 10 hereof, each Interest Period shall commence on an Interest Payment Date and end on but shall exclude the next succeeding Interest Payment Date. By way of example, if an Interest Period ordinarily would end on a Tuesday, but the following Wednesday is not a Business Day, the Interest Period will end on that Wednesday and the new Interest Period will begin on Thursday.

     "INTEREST RATE ADJUSTMENT DATE" means the date on which the interest rate on a series of Series 200_-_ Notes is effective, which for each series of Series 200_-_ Notes shall be the date of commencement of each Auction Period for such series.

     "INTEREST RATE DETERMINATION DATE" means for each series of Series 200_-_ Notes, the Auction Date for such series, or, if no Auction Date is applicable to such series, the Business Day immediately preceding the date of commencement of an Auction Period.

     "LIBOR DETERMINATION DATE" means the Auction Date, or if no Auction Date is applicable, the Business Day immediately preceding the first day of each Interest Period.

     "MARKET AGENT" means ____________________, or with respect to any series of Series 200_-_ Notes, any successor in such capacity hereunder.

     "MARKET AGENT AGREEMENT" means that certain market agent agreement relating to the Series 200_-_ Notes between the Market Agent and the Trustee, including any supplement thereto or amendment thereof.

     "MAXIMUM AUCTION RATE" means, for any Auction, a per annum interest rate on the Series 200_-_ Notes which, when taken together with the interest rate on the Series 200_-_ Notes for the one-year period ending on the final day of the proposed Auction Period, would result in the average interest rate on the Series 200_-_ Notes for such period either (a) not being in excess (on a per annum basis) of the average of the Ninety-One Day United States Treasury Bill Rate plus ____% for such one-year period (if any one of the ratings assigned by the Rating Agencies to the Series 200_-_ Notes are "____" or "____" or better), (b) not being in excess (on a per annum basis) of the Ninety-One Day United States Treasury Bill Rate plus ____% for such one-year period (if any one of the ratings assigned by the Rating Agencies to the Series 200_-_ Notes is less than "____" or "____" but both are at least any category of "____"), or (c) not being in excess (on a per annum basis) of the average of Ninety-One Day United States Treasury Bill Rate plus ____% for such one-year period (if any one of the ratings assigned by the Rating Agencies to the Series 200_-_ Notes is less than the lowest category of "____"); provided, however, that if the Series 200_-_ Notes have not been Outstanding for at least such one-year period then for any portion of such period during which such Series 200_-_ Notes were not Outstanding, the interest rates on the Series 200_-_ Notes for purposes of this definition shall be deemed to be equal to such rates as the Market Agent shall determine were the rates of interest on equivalently rated auction securities with comparable lengths of auction periods during such period; provided further, however, that for any Auction with respect to any Series 200_-_ Senior Notes rated "____" and "____" by Moody's & S&P, respectively, the Maximum Auction Rate shall not exceed the Applicable LIBOR-Based Rate plus ____%; and provided further, however, that this definition may be modified at the direction of the Issuer upon receipt by the Trustee of (i) written consent of the Market Agent and (ii) written consent from each Rating Agency then rating the Series 200_-_ Notes that such change will not in and of itself result in a reduction of the rating on any Series 200_-_ Notes. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given notice pursuant to the Auction Agent Agreement. The percentage amount to be added to the Ninety-One Day United States Treasury Bill Rate in any one or more of (a), (b) or (c) above may be increased by delivery to the Auction Agent and the Trustee of a certificate signed by an Authorized Officer of the Issuer directing such increase, together with satisfaction of the Rating Agency Condition with respect to such increase.

     "MAXIMUM INTEREST RATE" means the lesser of (a) ___% per annum or (b) the highest rate the Issuer may legally pay, from time to time, as interest on the Series 200_-_ Notes.

     "MAXIMUM RATE" on any date of determination means the interest rate per annum equal to the least of: (a) the Maximum Auction Rate, (b) the Maximum Interest Rate and (c) during the occurrence of a Net Loan Rate Restriction Period, the Net Loan Rate.

     "NET LOAN RATE" means, with respect to any Auction Period, (a) the rate of interest per annum (rounded to the next highest 0.01%) equal to the Adjusted Student Loan Portfolio Rate of Return for the calendar month immediately preceding such Auction Period, as determined by the Issuer on the last day of such calendar month, less (b) the Program Expense Percentage with respect to such Auction Period. "ADJUSTED STUDENT LOAN PORTFOLIO RATE OF RETURN" means, for any calendar month, the amount determined by dividing (i) the product of 12 times the sum of the following amounts accrued during such calendar month (whether or not actually received or paid): (A) interest (including Interest Subsidy Payments) and Special Allowance Payments with respect to the Financed Student Loans plus (B) any Counterparty Swap Payments minus (C) any amount required to be paid to the Department of Education or to be repaid to Guarantee Agencies with respect to the Financed Student Loans that do not qualify for Guarantee, minus (D) the aggregate amount of default claims filed during the month with respect to Financed Student Loans which (1) exceed the amount the Guarantor is required to pay under the applicable Guarantee Agreement or (2) are payable only by a Guarantor that is in default of its Guarantee obligations with respect to Financed Student Loans and has not provided collateral security sufficient to pay such claims, minus (E) any reduction in the interest as a result of borrower incentive programs, minus (F) any Issuer Swap Payments; by
(ii) the average daily outstanding Principal Balance of the Financed Student Loans during such calendar month. For this purpose, the Special Allowance Payment shall, as applicable, be computed based upon the average of the bond equivalent rates of 91-day United States Treasury Bills auctioned, or the commercial paper rates published, during that portion of the then current calendar month which ends on the date as of which the "Adjusted Student Loan Portfolio Rate of Return" is determined.

     "NET LOAN RATE RESTRICTION PERIOD" means, with respect to any series of the Series 200_-_ Notes, the period of time from and including a Net Loan Rate Trigger Date to but excluding a Net Loan Rate Termination Date.

     "NET LOAN RATE TERMINATION DATE" means, for a series of Series 200_-_ Notes, the first day of an Auction Period which immediately follows three consecutive Auction Dates for such series of the Series 200_-_ Notes where the Auction Rate established on each such Auction Date for such series was equal to or less than a per annum rate equal to the sum of (a) the Ninety-One Day United States Treasury Bill Rate in effect as of each such Auction Date plus (b) ___%.

     "NET LOAN RATE TRIGGER DATE" means, for a series of Series 200_-_ Notes, the first day of an Auction Period which immediately follows six consecutive Auction Dates for such series of the Series 200_-_ Notes where the Auction Rate established on each such Auction Date for such series exceeded a per annum rate equal to the sum of (a) the Ninety-One Day United States Treasury Bill Rate in effect as of each such Auction Date plus (b) ___%.

     "NINETY-ONE DAY UNITED STATES TREASURY BILL RATE" means the bond-equivalent yield on the 91-day United States Treasury Bills sold at the last auction thereof that immediately precedes the Auction Date, as determined by the Market Agent on the Auction Date.

     "NON-PAYMENT RATE" means for any determination date, a rate per annum equal to the lesser of (a) the sum of (i) One-Month LIBOR and (ii) ___ basis points and (b) the Maximum Interest Rate.

     "NOTE REGISTRAR" means, with respect to the Series 200_-_ Notes, the Trustee.

     "ONE-MONTH LIBOR," "THREE-MONTH LIBOR," "SIX-MONTH LIBOR" or "ONE-YEAR LIBOR" means the offered rate, as determined by the Auction Agent or Trustee, as applicable, of the Applicable LIBOR-Based Rate for United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates) as of approximately 11:00 a.m., London time, on the LIBOR Determination Date; provided, that if on any calculation date, no rate appears on Telerate Page 3750 as specified above, the Auction Agent or Trustee, as applicable, shall determine the arithmetic mean of the offered quotations of four major banks in the London interbank market, for deposits in U.S. dollars for the respective periods specified above to the banks in the London interbank market as of approximately 11:00 a.m., London time, on such calculation date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market and at such time, unless fewer than two such quotations are provided, in which case, the Applicable LIBOR-Based Rate shall be the arithmetic mean of the offered quotations that leading banks in New York City selected by the Auction Agent or Trustee, as applicable, are quoting on the relevant LIBOR Determination for loans in U.S. dollars to leading European banks in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. All percentages resulting from such calculations shall be rounded upwards, if necessary, to the nearest one-hundredth of 1%.

     "ORDER" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "PARTICIPANT" means a member of, or participant in, the Securities Depository.

     "PAYING AGENT" means the Trustee and its successor or successors or any other commercial bank designated in accordance herewith as a place at which principal of, premium, if any, or interest on the Series 200_-_ Notes is payable.

     "PAYMENT DEFAULT" means, with respect to a series of Series 200_-_ Notes,
(a) a default in the due and punctual payment of any installment of interest on such series, or (b) the circumstance that on any Auction Date there are insufficient moneys in the Debt Service Fund to pay, or otherwise held by the Trustee under the Indenture and available to pay, the principal of and interest due on the Series 200_-_ Notes of such series on the Interest Payment Date immediately following such Auction Date.

     "POTENTIAL HOLDER" means any Person (including an Existing Holder) that is
(a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer, who may be interested in acquiring Series 200_-_ Notes (or, in the case of an Existing Holder thereof, an additional Principal Amount of Series 200_-_ Notes).

     "PROGRAM EXPENSE PERCENTAGE" means, with respect to any Auction Period, the per annum rate of interest (rounded to the next highest 0.01%) equal to the sum of the Note Fees, Administration Fee and Servicing Fees, in each case for the calendar month immediately preceding such Auction Period, as determined by the Issuer on the last day of such calendar month, expressed as a percentage of the average daily outstanding Principal Balance of the Financed Student Loans during such month.

     "REGULAR RECORD DATE" means, with respect to any series of Series 200_-_ Notes, (a) so long as Interest Payment Dates are specified to occur at the end of each Auction Period, the Applicable Number of Business Days immediately preceding each Interest Payment Date and (b) if and for so long as interest on such series of Series 200_-_ Notes is payable semiannually, one Business Day prior to each Interest Payment Date.

     "RESERVE FUND REQUIREMENT" means, at any time, an amount equal to (a) ____% of the aggregate Principal Amount of Notes then Outstanding, or (b) such other lesser or greater amount specified as the Reserve Fund Requirement in another supplemental indenture; provided, however, that in no event shall the amount on deposit be less than $___________.

     "SECOND SUPPLEMENT" means the Second Supplemental Indenture of Trust, dated as of June 1, 2002, between the Issuer and the Trustee, as amended or supplemented in accordance with the terms thereof and of the Indenture.

     "SECURITIES DEPOSITORY" means The Depository Trust Company, New York, New York, and its successors and assigns, or, if (a) the then-existing Securities Depository resigns from its functions as depository of the Series 200_-_ Notes or (b) the Issuer discontinues use of the Securities Depository pursuant to
Section 17(c) hereof, then any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Series 200_-_ Notes and which is selected by the Issuer with the consent of the Trustee.

     "SELL ORDER" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "SERIES AUCTION DATE" means (a) with respect to an Interest Period for the Series 200_-_ Senior Notes, the day of the week immediately preceding the first Interest Rate Adjustment Date (or if such day is not a Business Day, the next preceding Business Day) and (b) Tuesday, with respect to the Series 200_-_ Subordinate Notes (or if such day is not a Business Day, the next preceding Business Day).

     "SERIES 200_-_ NOTES" means the Series 200_-_ Senior Notes and the Series 200_-_ Subordinate Notes.

     "SERIES 200_-_ SENIOR NOTES" means the Series 200_-_A-1 Senior Notes and the Series 200_-_A-2 Senior Notes.

     "SERIES 200_-_A-1 SENIOR NOTES" means the Notes created and to be issued under this _____ Supplement in the original Principal Amount of $___________ and designated as the "Auction Rate Student Loan Asset-Backed Notes, Senior Series 200_-_A-1."

     "SERIES 200_-_A-2 SENIOR NOTES" means the Notes created and to be issued under this _____ Supplement in the original Principal Amount of $_____________ and designated as the "Auction Rate Student Loan Asset-Backed Notes, Senior Series 200_-_A-2."

     "SERIES 200_-_B-1 SUBORDINATE NOTES" means the Notes created and to be issued under this _____ Supplement in the original Principal Amount of $___________ and designated as the "Auction Rate Student Loan Asset-Backed Notes, Subordinate Series 200_-_B-1."

     "SERIES 200_-_B-2 SUBORDINATE NOTES" means the Notes created and to be issued under this _____ Supplement in the original Principal Amount of $___________ and designated as the "Auction Rate Student Loan Asset-Backed Notes, Subordinate Series 200_-_B-2."

     "SUBMISSION DEADLINE" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "SUBMITTED BID" shall have the meaning ascribed to such term in Section 4(c)(i) hereof.

     "SUBMITTED HOLD ORDER" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

     "SUBMITTED ORDER" shall have the meaning ascribed to such term in Section 4(c)(i) hereof.

     "SUBMITTED SELL ORDER" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

     "SUBSTITUTE AUCTION AGENT" means the Person with whom the Trustee enters into a Substitute Auction Agent Agreement.

     "SUBSTITUTE AUCTION AGENT AGREEMENT" means an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 8 of this _____ Supplement agrees with the Trustee and the Issuer to perform the duties of the Auction Agent under this _____ Supplement.

     "SUFFICIENT BIDS" shall have the meaning ascribed to such term in Section 4(c)(i)(B) hereof.

     "THIRD SUPPLEMENT" means this Third Supplemental Indenture of Trust, dated as of March 1, 2003, between the Issuer and the Trustee, as amended or supplemented in accordance with the terms hereof and of the Indenture.

     "_____ SUPPLEMENT" means this _____ Supplemental Indenture of Trust, dated as of _______ __, 200_, between the Issuer and the Trustee, as amended or supplemented in accordance with the terms hereof and of the Indenture.

     "UNSUBSIDIZED STAFFORD LOAN" means a Student Loan made pursuant to Section 428H of the Higher Education Act.

     "WINNING BID RATE" shall have the meaning ascribed to such term in Section 4(c)(i)(C) hereof.

     SECTION 2. AUTHORIZATION AND TERMS OF SERIES 200_-_ NOTES. There is hereby created and there shall be (a) a series of Senior Notes entitled "Student Loan Asset-Backed Notes, Senior Series 200_-_A-_"; (b) a series of Senior Notes entitled "Auction Rate Student Loan Asset-Backed Notes, Senior Series 200_-_A-_"; (c) a series of Subordinate Notes entitled "Auction Rate Student Loan Asset-Backed Notes, Subordinate Series 200_-_B-1"; and (d) a series of Subordinate Notes entitled "Auction Rate Student Loan Asset-Backed Notes, Subordinate Series 200_-_B-2."

     Each series of Series 200_-_ Notes shall have a single Stated Maturity on ___________, 20__.

     Each series of Series 200_-_ Notes shall bear interest at the Applicable Interest Rate, and at such Applicable Interest Rate (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest.

     The Series 200_-_ Notes shall be issued as fully registered Notes without coupons in Authorized Denominations.

     The Series 200_-_ Notes shall be dated as provided in Section 2.09 of the Indenture and shall bear interest from their date of original issue until payment of principal has been made or duly provided for. With respect to each series of Series 200_-_ Notes, the date of original issue of the Series 200_-_ Notes shall be the applicable Closing Date set forth in this _____ Supplement. The Series 200_-_ Notes of each series shall be numbered in such manner as the Note Registrar shall determine.

     Interest on each series of Series 200_-_ Notes shall be computed on the basis of a 365-day year for the number of days actually elapsed, except that, for any leap year, such calculation with respect to an Interest Payment Date occurring after January 1 of such year through December 31 of such year shall be computed on the basis of a 366-day year and accrue daily from the date thereof, and shall be payable on each Interest Payment Date with respect to such series prior to the Maturity thereof and at the Maturity thereof. The interest payable on each Interest Payment Date for each series of Series 200_-_ Notes shall be calculated on a per unit basis, based on a unit of $___________, and shall be that interest which has accrued through the last day preceding such Interest Payment Date or, in the case of the Maturity of a Series 200_-_ Note, the last day preceding the date of such Maturity. The Applicable Interest Rate shall be effective as of and on the first day of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

     The principal of and premium, if any, on the Series 200_-_ Notes, together with interest payable on the Series 200_-_ Notes at the Maturity thereof if the date of such Maturity is not a regularly scheduled Interest Payment Date, shall be payable in lawful money of the United States of America upon, except as otherwise provided in Section 17 hereof, presentation and surrender of such Series 200_-_ Notes at the Principal Office of the Trustee, as Paying Agent with respect to the Series 200_-_ Notes, or a duly appointed successor Paying Agent. Interest due on the Series 200_-_ Notes on each regularly scheduled Interest Payment Date shall, except as otherwise provided in Section 17 hereof, be paid by check or draft drawn upon the Paying Agent and mailed to the person who is the Holder thereof as of 5:00 p.m. on the Regular Record Date for such Interest Payment Date at the address of such Holder as it appears on the Note Register, or, in the case of any Series 200_-_ Note the Holder of which is the Holder of Series 200_-_ Notes in the aggregate Principal Amount of $__________ or more (or, if less than $_________ in Principal Amount of Series 200_-_ Notes is Outstanding, the Holder of all outstanding Series 200_-_ Notes), at the direction of such Holder received by the Paying Agent by 5:00 p.m. on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Holder. Any interest not so timely paid or duly provided for (herein referred to as "Defaulted Interest") shall cease to be payable to the person who is the Holder thereof at the close of business on the Regular Record Date and shall be payable to the person who is the Holder thereof at the close of business on a Special Record Date for the payment of any such Defaulted Interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the Defaulted Interest, and notice of the Special Record Date shall be given to the Holders of the Series 200_-_ Notes with respect to which such Defaulted Interest is to be paid, not less than 10 days prior to such Special Record Date by first-class mail to each such Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such Defaulted Interest. All payments of principal of and premium, if any, and interest on the Series 200_-_ Notes shall be made in lawful money of the United States of America.

     The Series 200_-_ Notes are subject to redemption prior to their Stated Maturity upon the terms and conditions and at the Prepayment Prices specified in
Section 16 hereof.

     Subject to the provisions of the Indenture, the Series 200_-_ Senior Notes shall be in substantially the form set forth in Exhibit A hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

     Subject to the provisions of the Indenture, the Series 200_-_ Subordinate Notes shall be in substantially the form set forth in Exhibit B hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

     SECTION 3. INTEREST PAYABLE ON SERIES 200_-_ NOTES. During the Initial Interest Period, each series of Series 200_-_ Notes shall bear interest at the Initial Interest Rate for such series. Thereafter, except with respect to an Auction Period Adjustment, each series of the Series 200_-_ Notes shall bear interest at the Applicable Interest Rate for the number of days of the applicable Interest Period, as determined pursuant to this Section 3 and Sections 4 through 12 hereof.

     The Applicable Interest Rate to be borne by each series of Series 200_-_ Notes for each Auction Period after the Initial Interest Period until an Auction Period Adjustment, if any, shall be determined as hereafter described. Each such Auction Period with respect to each series of Series 200_-_ Subordinate Notes and with respect to each series of Series 200_-_ Senior Notes (i) shall commence on and include the first Business Day following the applicable Series Auction Date, and end on (and include) the applicable Series Auction Date (unless such date is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day) and (ii) if the Auction Periods are changed as provided herein, each period commencing on an Interest Payment Date and ending on but excluding the next succeeding Interest Payment Date; provided, however, that if an Auction is scheduled to occur for the next Interest Period on a date that was reasonably expected to be a Business Day, but such Auction does not occur because such date is later not considered to be a Business Day, the Auction shall nevertheless be deemed to have occurred, the applicable Auction Rate in effect for the next Interest Period will be the Auction Rate in effect for the preceding Interest Period and such Interest Period will generally be 28 days in duration, beginning on the calendar day following the date of the deemed Auction and ending on (and including) the applicable Series Auction Date (unless such date is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day).

     If the preceding Interest Period was other than generally 28 days in duration, the Auction Rate for the deemed Auction will instead be the rate of interest determined by the Market Agent on equivalently rated auction securities with a comparable length of auction period.

     Notwithstanding the foregoing:

          (a) if the ownership of a series of Series 200_-_ Notes is no longer maintained in Book-Entry Form then the Auction Rate on such series for any Interest Period commencing after the delivery of definitive notes representing such series pursuant to Section 17 hereof shall equal the Maximum Rate on the Business Day immediately preceding the first day of such subsequent Interest Period; or

          (b) if a Payment Default shall have occurred with respect to a series of Series 200_-_ Notes, the Applicable Interest Rate on such series for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the Non-Payment Rate on the first day of each such Interest Period.

     In accordance with Section 4(c)(ii) hereof, the Auction Agent shall promptly give written notice to the Trustee and the Issuer of each Auction Rate. The Trustee shall notify the Holders of Series 200_-_ Notes of the Applicable Interest Rate with respect to each such series for each Auction Period not later than the second Business Day of such Auction Period.

     In the event that the Auction Agent no longer determines, or fails to determine, when required, the Applicable Interest Rate with respect to a series of Series 200_-_ Notes, or if, for any reason, such manner of determination shall be held to be invalid or unenforceable, the Applicable Interest Rate for the next succeeding Interest Period shall be the Maximum Rate. The Maximum Rate with respect to each Interest Rate Determination Date shall be determined and communicated by the Auction Agent in accordance with Section 6 hereof and the Auction Agent Agreement. If the Auction Agent shall fail or refuse to determine the Maximum Rate, the Maximum Rate shall be determined by a securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

     If the Auction Rate for a series of Series 200_-_ Notes is greater than the Maximum Rate, then the Applicable Interest Rate with respect to such series for the related Interest Period will be the Maximum Rate. The excess of the amount of interest that would have accrued on the Series 200_-_ Notes at the Auction Rate over the amount of interest actually accrued at the Maximum Rate will accrue as the Carry-Over Amount. Such determination of the Carry-Over Amount shall be made separately for each series of Series 200_-_ Notes. Each Carry-Over Amount shall bear interest for each Interest Period calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent on the related Interest Rate Determination Date, provided the Trustee has received notice of One-Month LIBOR from the Auction Agent, and, if the Trustee shall not have received such notice from the Auction Agent, then as determined by the Trustee on such date) from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated, until paid. Any payment in respect of Carry-Over Amount shall be applied, first, to any accrued interest payable thereon and thereafter in reduction of such Carry-Over Amount. For purposes of this _____ Supplement, the Indenture and the Series 200_-_ Notes, any reference to "principal" or "interest" herein and therein shall not include, within the meaning of such words, any Carry-Over Amount or any interest accrued on any Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Series 200_-_ Note of such series by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to such Holder's Series 200_-_ Note, which written notice may accompany the payment of interest (if made by check made to each such Holder on such Interest Payment Date) or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Series 200_-_ Note has been redeemed under the Indenture (after which all accrued Carry-Over Amount with respect to such Series 200_-_ Note, and all accrued interest thereon, that remains unpaid shall be canceled and no Carry-Over Amount, or interest accrued thereon, shall be paid with respect to such Series 200_-_ Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (A) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (B) moneys are available pursuant to the terms of the Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to One-Month LIBOR until such Carry-Over Amount is paid in full or is canceled.

     The Carry-Over Amount (and interest accrued thereon) on Outstanding Series 200_-_ Notes of a series shall be paid by the Trustee on the first occurring Interest Payment Date for a subsequent Interest Period with respect to such series if and to the extent that (i) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) moneys in the Collection Fund and the Surplus Fund are available on the Monthly Calculation Date immediately preceding the month in which such Interest Payment Date occurs, for transfer to the Interest Account for such purpose in accordance with Sections 4.05 and 4.07 of the Indenture, after taking into account all other amounts payable from the Collection Fund and the Surplus Fund in accordance with such Sections on such Monthly Calculation Date. Any Carry-Over Amount (and any interest accrued thereon) with respect to any Series 200_-_ Note which is unpaid as of the Maturity of such Series 200_-_ Note shall be paid to the Holder thereof on the date of such Maturity to the extent that moneys are available therefor in accordance with the provisions of the preceding clause (ii); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on the date of such Maturity shall be canceled with respect to such Series 200_-_ Note on the date of such Maturity and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Interest Payment Date(s), as necessary, for the subsequent Interest Period(s), if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date(s) on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Series 200_-_ Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Series 200_-_ Note of the Carry-Over Amount remaining unpaid on such Series 200_-_ Note.

     The Interest Payment Date on which any Carry-Over Amount (or any interest accrued thereon) for a series of Series 200_-_ Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount (and any interest accrued thereon) in the same manner as it pays interest on the Series 200_-_ Notes on an Interest Payment Date.

     SECTION 4. DETERMINING THE APPLICABLE INTEREST RATE. By purchasing Series 200_-_ Notes, whether in an Auction or otherwise, each purchaser of the Series 200_-_ Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (a) to participate in Auctions on the terms described herein; (b) to have its beneficial ownership of the Series 200_-_ Notes maintained at all times in Book Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership; (c) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request; (d) that a Sell Order placed by an Existing Holder will constitute an irrevocable offer to sell the principal amount of the Series 200_-_ Notes specified in such Sell Order; (e) that a Bid placed by an Existing Holder will constitute an irrevocable offer to sell the principal amount, or a lesser principal amount, of the Series 200_-_ Notes specified in such Bid if the rate specified in such Bid is greater than, or in some cases equal to, the Applicable Interest Rate, determined as described herein; and (f) that a Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the amount, or a lesser principal amount, of the Series 200_-_ Notes specified in such Bid if the rate specified in such Bid is, respectively, less than or equal to the Applicable Interest Rate, determined as set forth herein.

     So long as the ownership of a series of Series 200_-_ Notes is maintained in Book-Entry Form by the Securities Depository, an Existing Holder may sell, transfer or otherwise dispose of Series 200_-_ Notes of such series only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Series 200_-_ Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Participant advises the Auction Agent in writing of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner (such procedures to be applicable separately to each series of the Series 200_-_ Notes):

          (a) SUBMISSION BY EXISTING HOLDERS AND POTENTIAL HOLDERS TO A BROKER-DEALER.

               (i) Prior to the Submission Deadline on each Auction Date:

                    (A) each Existing Holder of Series 200_-_ Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                         (1) the Principal Amount of Outstanding Series 200_-_
                    Notes, if any, owned by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Auction Rate for the next succeeding Auction Period;

                         (2) the Principal Amount of Outstanding Series 200_-_
                    Notes, if any, which such Existing Holder offers to sell if the Auction Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Holder; and/or

                         (3) the Principal Amount of Outstanding Series 200_-_
                    Notes, if any, owned by such Existing Holder which such Existing Holder offers to sell without regard to the Auction Rate for the next succeeding Auction Period; and

                    (B) one or more Broker-Dealers may contact Potential Holders to determine the Principal Amount of Series 200_-_ Notes which each Potential Holder offers to purchase, if the Auction Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Holder.

                    For the purposes hereof, the communication to a
               Broker-Dealer of information referred to in clause (A) or (B) of this paragraph (i) is herein referred to as an "Order," and each Existing Holder and each Potential Holder placing an Order is herein referred to as a "Bidder"; an Order described in clause
               (A)(1) is herein referred to as a "Hold Order"; an Order described in clauses (A)(2) and (B) is herein referred to as a "Bid"; and an Order described in clause (A)(3) is herein referred to as a "Sell Order."

               (ii) Subject to the provisions of Section 4(b) hereof, a Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                    (A) the Principal Amount of Outstanding Series 200_-_ Notes
               specified in such Bid if the Auction Rate determined as provided in this Section 4 shall be less than the rate specified therein; or

                    (B) such Principal Amount, or a lesser Principal Amount of
               Outstanding Series 200_-_ Notes to be determined as set forth in
               Section 4(d)(i)(D) hereof, if the Auction Rate determined as provided in this Section 4 shall be equal to the rate specified therein; or

                    (C) such Principal Amount, or a lesser Principal Amount of
               Outstanding Series 200_-_ Notes to be determined as set forth in
               Section 4(d)(ii)(C) hereof, if the rate specified therein shall be higher than the Maximum Rate and Sufficient Bids have not been made.

                    (D) Subject to the provisions of Section 4(b) hereof, a Sell
               Order by an Existing Holder shall constitute an irrevocable offer to sell:

                         (1) the Principal Amount of Outstanding Series 200_-_
                    Notes specified in such Sell Order; or

                         (2) such Principal Amount, or a lesser Principal Amount
                    of Outstanding Series 200_-_ Notes determined as set forth in Section 4(d)(ii)(C) hereof, if Sufficient Bids have not been made.

                    (E) Subject to the provisions of Section 4(b) hereof, a Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                         (1) the Principal Amount of Outstanding Series 200_-_
                    Notes specified in such Bid if the Auction Rate determined as provided in this Section 4 shall be higher than the rate specified in such Bid; or

                         (2) such Principal Amount, or a lesser Principal Amount
                    of Outstanding Series 200_-_ Notes determined as set forth in Section 4(d)(i)(E) hereof, if the Auction Rate determined as provided in this Section 4 shall be equal to the rate specified in such Bid.

          (b) SUBMISSION BY BROKER-DEALER TO THE AUCTION AGENT.

               (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                    (A) the name of the Bidder placing such Order;

                    (B) the aggregate Principal Amount of Series 200_-_ Notes
               that are the subject of such Order;

                    (C) to the extent that such Bidder is an Existing Holder:

                         (1) the Principal Amount of Series 200_-_ Notes, if
                    any, subject to any Hold Order placed by such Existing
                    Holder;

                         (2) the Principal Amount of Series 200_-_ Notes, if
                    any, subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                         (3) the Principal Amount of Series 200_-_ Notes, if
                    any, subject to any Sell Order placed by such Existing Holder; and

                    (D) to the extent such Bidder is a Potential Holder, the
               rate specified in such Potential Holder's Bid.

               (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest .001%.

               (iii) If an Order or Orders covering all Outstanding Series 200_-_ Notes owned by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the Principal Amount of Outstanding Series 200_-_ Notes owned by such Existing Holder and not subject to an Order submitted to the Auction Agent.

               (iv) Neither the Issuer, the Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Holder or Potential Holder.

               (v) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the Principal Amount of Outstanding Series 200_-_ Notes owned by such Existing Holder, such Orders shall be considered valid as follows and in the following order of priority:

                    (A) All Hold Orders shall be considered valid, but only up to the aggregate Principal Amount of Outstanding Series 200_-_ Notes held by such Existing Holder, and if the aggregate Principal Amount of Series 200_-_ Notes subject to such Hold Orders exceeds the aggregate Principal Amount of Series 200_-_ Notes held by such Existing Holder, the aggregate Principal Amount of Series 200_-_ Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate Principal Amount of Series 200_-_ Notes subject to such Hold Order equals the aggregate Principal Amount of Outstanding Series 200_-_ Notes owned by such Existing Holder.

                    (B) any Bid shall be considered valid up to an amount equal to the excess of the Principal Amount of Outstanding Series 200_-_ Notes owned by such Existing Holder over the aggregate Principal Amount of Series 200_-_ Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

                         (1) subject to subclause (1) of this clause (B), if
                    more than one Bid with the same rate is submitted on behalf of such Existing Holder and the aggregate Principal Amount of Outstanding Series 200_-_ Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including an amount equal to such excess, and the stated amount of Outstanding Series 200_-_ Notes subject to each Bid with the same rate shall be reduced pro rata to cover the stated amount of Outstanding Series 200_-_ Notes equal to such excess;

                         (2) subject to subclauses (1) and (2) of this clause
                    (B), if more than one Bid with different rates are submitted on behalf of such Existing Holder, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                         (3) in any such event, the amount of Outstanding Series
                    200_-_ Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

                    (C) All Sell Orders shall be considered valid up to an
               amount equal to the excess of the Principal Amount of Outstanding Series 200_-_ Notes held by such Existing Holder over the aggregate Principal Amount of Series 200_-_ Notes subject to valid Hold Orders referred to in clause (A) of this paragraph (v) and valid Bids referred to in clause (B) of this paragraph (v).

               (vi) If more than one Bid for Series 200_-_ Notes is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and Principal Amount therein specified.

               (vii) Any Bid or Sell Order submitted by an Existing Holder covering an aggregate Principal Amount of Series 200_-_ Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Holder covering an aggregate Principal Amount of Series 200_-_ Notes not equal to an Authorized Denomination shall be rejected.

               (viii) Any Bid submitted by an Existing Holder or a Potential Holder specifying a rate lower than the All Hold Rate shall be treated as a Bid specifying the All Hold Rate, and any such Bid shall be considered as valid and shall be selected in the ascending order of the respective rates in the Submitted Bids.

               (ix) An Existing Holder that offers to purchase additional Series 200_-_ Notes is, for purposes of such offer, treated as a Potential Holder.

               (x) Any Bid specifying a rate higher than the Maximum Interest Rate will (A) be treated as a Sell Order if submitted by an Existing Holder and (B) not be accepted if submitted by a Potential Holder.

          (c) DETERMINATION OF SUFFICIENT BIDS, AUCTION RATE AND WINNING BID
     RATE.

               (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                    (A) the excess of the total Principal Amount of Outstanding
               Series 200_-_ Notes over the sum of the aggregate Principal Amount of Outstanding Series 200_-_ Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Series 200_-_ Notes"), and

                    (B) from the Submitted Orders whether:

                         (1) the aggregate Principal Amount of Outstanding
                    Series 200_-_ Notes subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Interest Rate exceeds or is equal to the sum of:

                         (2) the aggregate Principal Amount of Outstanding
                    Series 200_-_ Notes subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Interest Rate, and

                         (3) the aggregate Principal Amount of Outstanding
                    Series 200_-_ Notes subject to Submitted Sell Orders;

          (in the event such excess or such equality exists, other than because the sum of the Principal Amount of Series 200_-_ Notes in subclauses
          (2) and (3) above is zero because all of the Outstanding Series 200_-_ Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause (1) above shall be referred to collectively as "Sufficient Bids"); and

                    (C) if Sufficient Bids exist, the Winning Bid Rate, which
               shall be the lowest rate specified in such Submitted Bids such that if:

                         (1) (y) each such Submitted Bid from Existing Holders
                    specifying such lowest rate and (z) all other Submitted Bids from Existing Holders specifying lower rates were rejected (thus entitling such Existing Holders to continue to own the Principal Amount of Series 200_-_ Notes subject to such Submitted Bids); and

                         (2) (y) each such Submitted Bid from Potential Holders
                    specifying such lowest rate and (z) all other Submitted Bids from Potential Holders specifying lower rates were accepted;

          the result would be that such Existing Holders described in subclause
          (1) above would continue to own an aggregate Principal Amount of Outstanding Series 200_-_ Notes which, when added to the aggregate Principal Amount of Outstanding Series 200_-_ Notes to be purchased by such Potential Holders described in subclause (2) above, would equal not less than the Available Series 200_-_ Notes.

               (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 4(c)(i) hereof, the Auction Agent shall advise the Trustee, the Broker-Dealers and the Issuer of the Maximum Auction Rate, the Maximum Interest Rate, the All Hold Rate, One-Month LIBOR and the Applicable LIBOR-Based Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Interest Period as follows:

                    (A) if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period shall be equal to the Winning Bid Rate so determined;

                    (B) if Sufficient Bids do not exist (other than because all of the Outstanding Series 200_-_ Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the Maximum Rate; or

                    (C) if all Outstanding Series 200_-_ Notes are subject to
               Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the All Hold Rate.

          Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent will determine and advise the Trustee of the Applicable Interest Rate, which shall not exceed the Maximum Rate.

               If for any Interest Period the Auction Rate exceeds the Maximum Rate, the Applicable Interest Rate for such Interest Period shall equal the Maximum Rate. If the Maximum Auction Rate is less than the Auction Rate, the Applicable Interest Rate will be the Maximum Auction Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Series 200_-_ Notes are subject to Submitted Hold Orders), the Applicable Interest Rate will be the Maximum Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (ii) of Section 4(d) hereof.

               (d) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS. Existing Holders shall continue to own the Principal Amount of Series 200_-_ Notes that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 4(c)(i) hereof, Submitted Bids and Submitted Sell Orders shall be accepted or rejected, and the Auction Agent shall take such other action as described below:

                    (i) if Sufficient Bids have been made, all Submitted Sell
               Orders shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of this Section 4(d), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                         (A) Existing Holders' Submitted Bids specifying any
                    rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the aggregate Principal Amount of Series 200_-_ Notes subject to such Submitted Bids;

                         (B) Existing Holders' Submitted Bids specifying any
                    rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to own the aggregate Principal Amount of Series 200_-_ Notes subject to such Submitted Bids;

                         (C) Potential Holders' Submitted Bids specifying any
                    rate that is lower than the Winning Bid Rate shall be accepted, thus requiring such Potential Owner to purchase the aggregate Principal Amount of Series 200_-_ Notes subject to such Submitted Bid;

                         (D) Each Existing Holders' Submitted Bid specifying a
                    rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to own the aggregate Principal Amount of Series 200_-_ Notes subject to such Submitted Bid, unless the aggregate Principal Amount of Outstanding Series 200_-_ Notes subject to all such Submitted Bids shall be greater than the Principal Amount of Series 200_-_ Notes (the "Remaining Principal Amount") equal to the excess of the Available Series 200_-_ Notes over the aggregate Principal Amount of Series 200_-_ Notes subject to Submitted Bids described in clauses (B) and (C) of this Section 4(d)(i), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to own the Principal Amount of Series 200_-_ Notes subject to such Submitted Bid, but only in an amount equal to the aggregate Principal Amount of Series 200_-_ Notes obtained by multiplying the Remaining Principal Amount by a fraction, the numerator of which shall be the Principal Amount of Outstanding Series 200_-_ Notes owned by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the Principal Amount of Outstanding Series 200_-_ Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                         (E) Each Potential Holder's Submitted Bid specifying a
                    rate that is equal to the Winning Bid Rate shall be accepted, but only in an amount equal to the Principal Amount of Series 200_-_ Notes obtained by multiplying the excess of the aggregate Principal Amount of Available Series 200_-_ Notes over the aggregate Principal Amount of Series 200_-_ Notes subject to Submitted Bids described in clauses
                    (B), (C) and (D) of this Section 4(d)(i) by a fraction, the numerator of which shall be the aggregate Principal Amount of Outstanding Series 200_-_ Notes subject to such Submitted Bid and the denominator of which shall be the sum of the Principal Amount of Outstanding Series 200_-_ Notes subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

               (ii) If Sufficient Bids have not been made (other than because all of the Outstanding Series 200_-_ Notes are subject to Submitted Hold Orders), subject to the provisions of Section 4(d)(iv) hereof, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                    (A) Existing Holders' Submitted Bids specifying any rate
               that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to own the aggregate Principal Amount of Series 200_-_ Notes subject to such Submitted Bids;

                    (B) Potential Holders' Submitted Bids specifying any rate
               that is equal to or lower than the Maximum Rate shall be accepted, thus requiring each Potential Holder to purchase the aggregate Principal Amount of Series 200_-_ Notes subject to such Submitted Bids; and

                    (C) each Existing Holder's Submitted Bid specifying any rate that is higher than the Maximum Rate and each Existing Holder's Submitted Sell Order shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the Series 200_-_ Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate Principal Amount of Series 200_-_ Notes obtained by multiplying the aggregate Principal Amount of Series 200_-_ Notes subject to Submitted Bids described in clause (B) of this Section 4(d)(ii) by a fraction, the numerator of which shall be the aggregate Principal Amount of Outstanding Series 200_-_ Notes owned by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate Principal Amount of Outstanding Series 200_-_ Notes subject to all such Submitted Bids and Submitted Sell Orders.

               (iii) If all Outstanding Series 200_-_ Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

               (iv) If, as a result of the procedures described in paragraph (i) or (ii) of this Section 4(d), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a Principal Amount of Series 200_-_ Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the Principal Amount of Series 200_-_ Notes to be purchased or sold by any Existing Holder or Potential Holder so that the Principal Amount of Series 200_-_ Notes purchased or sold by each Existing Holder or Potential Holder shall be equal to an Authorized Denomination.

               (v) If, as a result of the procedures described in paragraph (i) of this Section 4(d), any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of Series 200_-_ Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Series 200_-_ Notes for purchase among Potential Holders so that only Series 200_-_ Notes in Authorized Denominations are purchased by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Series 200_-_ Notes.

          (e) Based on the result of each Auction, the Auction Agent shall determine the aggregate Principal Amount of Series 200_-_ Notes to be purchased and the aggregate Principal Amount of Series 200_-_ Notes to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate Principal Amount of Series 200_-_ Notes to be sold differs from such aggregate Principal Amount of Series 200_-_ Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Series 200_-_ Notes.

          (f) Any calculation by the Auction Agent, the Issuer or the Trustee, as applicable, of the Applicable Interest Rate, the Applicable LIBOR-Based Rate, the Maximum Auction Rate, the Maximum Interest Rate, the All Hold Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

          (g) Notwithstanding anything in this _____ Supplement to the contrary notwithstanding, no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default (or on the next Business Day after a Payment Default is cured) or if the Series 200_-_ Notes are no longer in Book-Entry-Form.

          (h) The Issuer shall not, and shall not cause (or, to the extent within its control, permit) any affiliate to, submit any Order (other than a Sell Order) in any Auction.

     SECTION 5. DETERMINATION OF PAYMENT DEFAULTS AND PAYMENT OF AUCTION AGENT AND BROKER-DEALER FEES.

          (a) The Trustee shall determine, not later than 2:00 p.m., New York City time, on the Business Day next preceding each Interest Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Trustee shall, not later than 2:15 p.m., New York City time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

          (b) Not later than 12:00 noon, New York City time, on each Interest Payment Date, the Issuer shall pay or cause to be paid to the Auction Agent, in immediately available funds out of amounts available therefor in the Administration Fund, an amount equal to the Auction Agent Fee and the Broker-Dealer Fee as calculated in accordance with the Auction Agent Agreement. The Issuer shall, from time to time at the request of the Auction Agent, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts available therefor in the Administration Fund.

     SECTION 6. CALCULATION OF VARIOUS RATES. The Auction Agent shall calculate the Maximum Auction Rate, the All Hold Rate and the Applicable LIBOR-Based Rate on each Auction Date and shall notify the Issuer, Trustee and the Broker-Dealers of the Maximum Auction Rate, the Maximum Interest Rate, the All Hold Rate and the Applicable LIBOR-Based Rate, all as provided in the Auction Agent Agreement. If the ownership of the Series 200_-_ Notes is no longer maintained in Book-Entry Form by the Securities Depository, the Trustee shall calculate the Maximum Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of definitive Series 200_-_ Notes pursuant to
Section 17 hereof. If a Payment Default shall have occurred, the Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (a) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (b) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The Auction Agent shall determine the Applicable LIBOR-Based Rate for each Interest Period other than the first Interest Period; provided that if the ownership of the Series 200_-_ Notes is no longer maintained in Book-Entry Form, or if a Payment Default has occurred, then the Trustee shall determine the Applicable LIBOR-Based Rate for each such Interest Period.

     For any Interest Period for which any Carry-Over Amount exists, the Auction Agent shall calculate One-Month LIBOR.

     The Issuer shall determine on each Auction Date whether the Net Loan Restriction Period is applicable for the next Auction Period and, if it is, the Issuer shall notify the Trustee, the Auction Agent and the Broker-Dealers of such event. If the Net Loan Restriction Period is applicable for an Auction Period, the Issuer shall calculate the Net Loan Rate, the Adjusted Student Loan Portfolio Rate of Return and the Program Expense Percentage and shall notify the Trustee, the Auction Agent and the Broker-Dealers of such calculations.

     The Trustee shall calculate the Adjusted CP Rate pursuant to the Auction Rate Reset Agreement.

     SECTION 7. NOTIFICATION OF RATES, AMOUNTS AND PAYMENT DATES.

          (a) By 10:00 a.m., New York City time, on each Regular Record Date with respect to the Series 200_-_ Notes, the Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Interest Payment Date to the beneficial owners of each series thereof.

          (b) As soon as practicable prior to each Interest Payment Date with respect to the Series 200_-_ Notes, the Trustee shall:

               (i) confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Series 200_-_ Notes is maintained in Book-Entry Form by the Securities Depository,
          (A) the date of such next Interest Payment Date and (B) the amount payable to the Auction Agent on such Interest Payment Date pursuant to
          Section 5(b) hereof;

               (ii) advise the Securities Depository, so long as the ownership of the Series 200_-_ Notes is maintained in Book-Entry Form by the Securities Depository, upon request, of the aggregate amount of interest, and the aggregate amount (if any) of Carry-Over Amount and interest thereon, distributable on the next succeeding Interest Payment Date to the beneficial owners of each series thereof; and

               (iii) pursuant to Section 3 hereof, advise the Holders of each series of Series 200_-_ Notes of any Carry-Over Amount accruing on such series.

     SECTION 8. AUCTION AGENT.

          (a) ____________________________ is hereby appointed as Initial
     Auction Agent to serve as agent for the Issuer in connection with Auctions. The Trustee and the Issuer will, and the Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with ____________________________, as the Initial Auction Agent. Any Substitute Auction Agent shall be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this _____ Supplement by giving at least 90 days' notice to the Trustee, each Market Agent and the Issuer. The Auction Agent may be removed at any time by the Trustee upon the written direction of an Authorized Officer of the Issuer or the Holders of 66-2/3% of the aggregate Principal Amount of the Series 200_-_ Senior Notes then Outstanding (or, if there shall be no Series 200_-_ Senior Notes Outstanding, the Holders of 66-2/3% of the aggregate Principal Amount of the Series 200_-_ Subordinate Notes), and if by such Holders, by an instrument signed by such Holders or their attorneys and filed with the Auction Agent, the Issuer and the Trustee upon at least 90 days' notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective unless and until a Substitute Auction Agent has been appointed and has accepted such appointment. However, if a Substitute Auction Agent shall not have been appointed within 60 days from the date of a notice of resignation, the resigning Auction Agent may petition any court of competent jurisdiction for the appointment of a Substitute Auction Agent. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Trustee, each Market Agent and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

          (b) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Trustee at the direction of an Authorized Officer of the Issuer, shall use its best efforts to appoint a Substitute Auction Agent.

          (c) The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

          (d) In the event of a change in the Auction Agent Fee Rate pursuant to
     Section 6.4(b) of the Auction Agent Agreement, the Auction Agent shall give notice thereof to the Trustee in accordance with the Auction Agent Agreement.

     SECTION 9. BROKER-DEALERS.

          (a) The Auction Agent will enter into Broker-Dealer Agreements with ____________________, as the initial Broker-Dealer. An Authorized Officer of the Issuer may, from time to time approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Trustee and the Auction Agent.

          (b) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer of the Issuer but there shall, at all times, be at least one Broker-Dealer appointed and acting as such with respect to each series of Series 200_-_ Notes.

     SECTION 10. CHANGES IN AUCTION PERIOD OR PERIODS. While any of the Series 200_-_ Notes are Outstanding, the Issuer may, from time to time convert the length of one or more Auction Periods and designate an Auction Period of a different length than set forth in the definition of Interest Period (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the Applicable Interest Rate borne by any series of the Series 200_-_ Notes. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received, not less than 10 days nor more than 20 days prior to the Auction Period Adjustment, the written consent of the applicable Market Agent, which consent shall not be unreasonably withheld. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Trustee, the Auction Agent, the applicable Market Agent and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E to this _____ Supplement at least ten days prior to the Auction Date for such Auction Period.

     An Auction Period Adjustment shall take effect only (a) if the Trustee and the Auction Agent receive, by 11:00 a.m., New York City time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F to this _____ Supplement, authorizing the Auction Period Adjustment specified in such certificate along with written confirmation that the Rating Agency Condition has been satisfied with respect to such Auction Period Adjustment, and (b) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (a) above is not met, the Applicable Interest Rate for the next Auction Period shall be determined pursuant to the provisions of Sections 4 through 9 hereof and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (a) is met but the condition referred to in (b) above is not met, the Applicable Interest Rate for the next Auction Period shall be the Maximum Rate, and in either case the Auction Period shall be the Auction Period determined without reference to the proposed change.

     In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.5 of the Auction Agent Agreement.

     SECTION 11. CHANGES IN THE AUCTION DATE. The applicable Market Agent, with the written consent of an Authorized Officer of the Issuer specify an earlier Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1 of this _____ Supplement with respect to one or more specified Auction Periods for one or more series of Series 200_-_ Notes, designate a Series Auction Date different than as set forth in the definition of Interest Period in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the Applicable Interest Rate borne by the Series 200_-_ Notes of such series. The applicable Market Agent shall deliver a written request for consent to such change in the Auction Date to the Issuer not less than three days nor more than twenty days prior to the effective date of such change. The applicable Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least three days prior to the proposed changed Auction Date to the Trustee, the Auction Agent, the Issuer and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G to this _____ Supplement.

     In connection with any change described in this Section 11, the Auction Agent shall provide such further notice to such parties as is specified in
Section 2.5 of the Auction Agent Agreement.

     SECTION 12. ADDITIONAL PROVISIONS REGARDING THE APPLICABLE INTEREST RATE. The determination of each Applicable Interest Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this _____ Supplement shall be conclusive and binding on the Holders of the series of Series 200_-_ Notes to which such Applicable Interest Rate applies, and the Issuer and the Trustee may rely thereon for all purposes.

     In no event shall the cumulative amount of interest paid or payable on a series of Series 200_-_ Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Series 200_-_ Notes of such series under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Series 200_-_ Notes of such series or related documents) calculated from the date of issuance of such series through any subsequent day during the term of such series or otherwise prior to payment in full of the Series 200_-_ Notes of such series exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Series 200_-_ Notes of a series or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Series 200_-_ Notes of such series, or if the redemption or acceleration of the maturity of the Series 200_-_ Notes of such series results in payment to or receipt by the Holder or any former Holder of the Series 200_-_ Notes of such series of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Series 200_-_ Notes of such series or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Series 200_-_ Notes of such series shall be credited on the Principal Amount of the Series 200_-_ Notes of such series (or, if the Series 200_-_ Notes of such series have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Series 200_-_ Notes of such series and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Series 200_-_ Notes of such series and under the related documents.

     SECTION 13. QUALIFICATIONS OF MARKET AGENT. Each Market Agent shall be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this _____ Supplement. Any Market Agent may resign and be discharged of the duties and obligations created by this _____ Supplement by giving at least 90 days' notice to the Issuer and the Trustee, provided that such resignation shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent. Any Market Agent may be replaced at the direction of the Issuer, by an instrument signed by an Authorized Officer of the Issuer filed with such Market Agent and the Trustee at least thirty days before the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent.

     In the event that any Market Agent shall be removed or be dissolved, or if the property or affairs of any Market Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and there is no Market Agent for any series of Series 200_-_ Notes, and the Issuer shall not have appointed its successor as Market Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section 13, shall be deemed to be the Market Agent for such series for all purposes of this _____ Supplement until the appointment by the Issuer of the successor Market Agent. Nothing in this Section 13 shall be construed as conferring on the Trustee additional duties other than as set forth herein.

     SECTION 14. PURPOSES OF ISSUANCE OF SERIES 200_-_ NOTES. The Series 200_-_ Notes are being issued (a) to provide funds to be used to acquire Student Loans,
(b) to pay interest on the Notes and Servicing Fees, Administration Fees and Note Fees, (c) to fund the Reserve Fund, and (d) to pay the costs of issuing the Series 200_-_ Notes.

     SECTION 15. DEPOSIT OF SERIES 200_-_ NOTE PROCEEDS. From the net proceeds derived from the sale of the Series 200_-_ Notes on ________, 200_ ($________), there shall be deposited with the Trustee:

          (a) for credit to the Acquisition Fund, an amount equal to $__________;

          (b) for credit to the Administration Fund, an amount equal to $__________ to pay costs of issuance other than the underwriting discount; and

          (c) for credit to the Reserve Fund, an amount equal to $____________.

     SECTION 16. REDEMPTION OF SERIES 200_-_ NOTES. The Series 200_-_ Notes are subject to redemption as provided in this Section 16.

          (a) OPTIONAL REDEMPTION. Subject to compliance with Section 3.02 of the Indenture and the next paragraph, Outstanding Series 200_-_ Notes of any series may, at the option of the Issuer and from amounts credited to the Retirement Account for such purpose, be redeemed on any regularly scheduled Interest Payment Date for such series, in whole or in part, at a Prepayment Price equal to 100% of the Principal Amount of Series 200_-_ Notes to be so redeemed plus accrued interest thereon to the Prepayment Date.

          (b) MANDATORY REDEMPTION.

               (i) The Series 200_-_ Notes of any series are subject to mandatory redemption on any regularly scheduled Interest Payment Date following the end of the Acquisition Period applicable to such series of Notes from revenues deposited from the Collection Fund to the Retirement Account of the Debt Service Fund pursuant to Section 4.05(m) of the Indenture. The Series 200_-_ Notes of each series selected for redemption as provided in subsection (c) of this Section 16 shall be redeemed on the first regularly scheduled Interest Payment Date for that series for which the Trustee can give the required notice. The Prepayment Price will be 100% of the Principal Amount of such Notes to be redeemed, plus accrued interest thereon to the Prepayment Date.

               (ii) Notes of any series shall be redeemed on the next regularly scheduled Interest Payment Date for which redemption notice can be given following the end of each Acquisition Period for the Series 200_-_ Notes in an amount equal to the unexpended portion of the Series 200_-_ Notes with respect to each such Acquisition Period at the end of the Acquisition Period. For purposes of determining the amount of Notes to be redeemed pursuant to this Section 16(b)(ii), the Issuer shall assume that moneys in the Acquisition Fund from the proceeds of the Series 200_-_ Notes were used to acquire Eligible Loans on a "first-in, first-out" basis. Notes to be redeemed pursuant to this Section 16(b)(ii) shall, notwithstanding any provisions of this _____ Supplemental Indenture, be selected first from Series 200_-_ Subordinate Notes (to the extent permitted by Section 3.02 of the Indenture), then from Series 2002-2 Subordinate Notes (to the extent permitted by Section 3.02 of the Indenture) then from Series 2002 Senior Notes, then from Series 200_-_ Subordinate Notes (to the extent permitted by Section 3.02 of the Indenture), then from the Series 2002-2 Subordinate Notes (to the extent permitted by Section
          3.02 of the Indenture) and then from Series 200_-_ Senior Notes as provided in Section 16(c) hereof; provided however, that upon satisfaction of the Rating Agency Condition such selection order may be changed. Notwithstanding any other provision of the Indenture to the contrary, any moneys remaining in the Acquisition Fund at the end of the Acquisition Period shall be used for such redemption.

               (iii) The Principal Amount of Series 200_-_ Notes to be redeemed pursuant to this subsection (b) shall be equal to the largest Authorized Denomination.

          (c) SELECTION OF SERIES 200_-_ NOTES FOR REDEMPTION. If less than all Outstanding Series 200_-_ Notes are to be redeemed pursuant to subsections
     (a) or (b) of this Section 16, such Principal Amounts of each series of Series 200_-_ Notes as the Issuer may designate (subject to the limitations contained in this Section 16) shall be selected for redemption, to the extent that the provisions of Section 3.02 of the Indenture will not be violated thereby. In the absence of valid direction by the Issuer and subject to the foregoing, the Series 200_-_ Notes to be redeemed will be selected as follows: first from the Series 200_-_ Subordinate Notes to the extent permitted by Section 3.02 of the Indenture in ascending numerical order of the series designation, and thereafter from the Series 200_-_ Senior Notes in ascending numerical order of the series designation.

          If less than all of the Outstanding Series 200_-_ Notes of a given series are to be redeemed pursuant to this Section 16, the particular Series 200_-_ Notes to be redeemed shall be selected by the Trustee by lot in such manner as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Series 200_-_ Notes in an Authorized Denomination.

          The Trustee shall promptly notify the Note Registrar and any Paying Agent for the Series 200_-_ Notes (in each case, if other than the Trustee) in writing of the Series 200_-_ Notes selected for redemption and, in the case of any Series 200_-_ Note selected for partial redemption, the Principal Amount thereof to be redeemed.

          For all purposes of the Indenture, unless the context otherwise requires, all provisions relating to the redemption of Series 200_-_ Notes shall relate, in the case of any Series 200_-_ Note redeemed or to be redeemed only in part, to the portion of the principal of such Series 200_-_ Note which has been or is to be redeemed.

          (d) NOTICE OF REDEMPTION. Notice of redemption of Series 200_-_ Notes pursuant to this Section 16 shall be given not less than ten days nor more than 30 days prior to the Prepayment Date in accordance with the provisions of Section 3.04 of the Indenture.

     SECTION 17. BOOK-ENTRY SERIES 200_-_ NOTES.

          (a) Subject to subsection (c) below, the registered Holder of all Series 200_-_ Notes shall be the Securities Depository, and the Series 200_-_ Notes shall be registered in the name of the nominee for the Securities Depository.

          (b) The Series 200_-_ Notes shall be initially issued in the form of one or more separate, authenticated fully-registered Series 200_-_ Notes for each series thereof in the aggregate Principal Amount of such series. Upon initial issuance, the ownership of each such Series 200_-_ Note shall be registered in the registration books kept by the Note Registrar in the name of the nominee of the Securities Depository. The Trustee and the Issuer may treat the Securities Depository (or its nominee) as the sole and exclusive owner of the Series 200_-_ Notes registered in its name for the purposes of (i) payment of the principal or Prepayment Price of and interest on the Series 200_-_ Notes, (ii) selecting the Series 200_-_ Notes or portions thereof to be redeemed, (iii) giving any notice permitted or required to be given to Holders under the Indenture, (iv) registering the transfer of Series 200_-_ Notes, and (v) obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever, and neither the Trustee nor the Issuer shall be affected by any notice to the contrary (except as provided in subsection (c) below). Neither the Trustee nor the Issuer shall have any responsibility or obligation to any Participant, any beneficial owner of Series 200_-_ Notes or any other Person claiming a beneficial ownership interest in the Series 200_-_ Notes under or through the Securities Depository or any Participant, or any other Person which is not shown on the registration books of the Note Registrar as being a Holder, with respect to the accuracy of any records maintained by the Securities Depository or any Participant, the payment to the Securities Depository of any amount in respect of the principal or Prepayment Price of or interest on the Series 200_-_ Notes; any notice which is permitted or required to be given to Holders under the Indenture; the selection by the Securities Depository or any Participant of any Person to receive payment in the event of a partial redemption of the Series 200_-_ Notes; or any consent given or other action taken by the Securities Depository as Holder. The Trustee shall pay all principal and Prepayment Price of and interest on the Series 200_-_ Notes only to or upon the order of the Securities Depository, and all such payments shall be valid and effective to fully satisfy and discharge the Issuer's obligations with respect to the principal, purchase price or Prepayment Price of and interest on the Series 200_-_ Notes to the extent of the sum or sums so paid. Except as provided in subsection (c) below, no Person other than the Securities Depository shall receive an authenticated Series 200_-_ Note evidencing the obligation of the Issuer to make payments of principal or Prepayment Price and interest pursuant to this Indenture. Upon delivery by the Securities Depository to the Trustee of written notice to the effect that the Securities Depository has determined to substitute a new nominee in place of the preceding nominee, the Series 200_-_ Notes will be transferable to such new nominee in accordance with subsection (f) below.

          (c) In the event the Issuer determines that it is in the best interest of the Issuer not to continue the Book-Entry System of transfer or that the interest of the Holders might be adversely affected if the Book-Entry System of transfer is continued, the Issuer may so notify the Securities Depository and the Trustee, whereupon the Securities Depository will notify the Participants of the availability through the Securities Depository of definitive Series 200_-_ Notes. In such event, the Trustee shall authenticate, transfer and exchange definitive Series 200_-_ Notes as requested by the Securities Depository in appropriate amounts in accordance with subsection (f) below. The Securities Depository may determine to discontinue providing its services with respect to the Series 200_-_ Notes at any time by giving notice to the Issuer and the Trustee and discharging its responsibilities with respect thereto under applicable law, or the Issuer may determine that the Securities Depository is incapable of discharging its responsibilities and may so advise the Securities Depository. In either such event, the Issuer shall either establish its own Book-Entry System or use reasonable efforts to locate another securities depository. Under such circumstances (if there is no successor Securities Depository), the Issuer and the Trustee shall be obligated to deliver definitive Series 200_-_ Notes as described in this Indenture and in accordance with subsection (f) below. In the event definitive Series 200_-_ Notes are issued, the provisions of the Indenture and this Supplemental Indenture shall apply to such definitive Series 200_-_ Notes in all respects, including, among other things, the transfer and exchange of such Series 200_-_ Notes and the method of payment of principal or Prepayment Price of and interest on such Series 200_-_ Notes. Whenever the Securities Depository requests the Issuer and the Trustee to do so, the Issuer and the Trustee will cooperate with the Securities Depository in taking appropriate action after reasonable notice (i) to make available one or more separate definitive Series 200_-_ Notes to any Participant having Series 200_-_ Notes credited to its account with the Securities Depository or (ii) to arrange for another securities depository to maintain custody of definitive Series 200_-_ Notes.

          (d) Notwithstanding any other provision of the Indenture to the contrary, so long as any Series 200_-_ Note is registered in the name of the nominee of the Securities Depository, all payments with respect to the principal or Prepayment Price of and interest on such Series 200_-_ Note and all notices with respect to such Series 200_-_ Note shall be made and given, respectively, to the Securities Depository as provided in its letter of representations.

          (e) In connection with any notice or other communication to be provided to Holders pursuant to the Indenture by the Issuer or the Trustee or with respect to any consent or other action to be taken by Holders, the Issuer or the Trustee, as the case may be, shall establish a record date for such consent or other action and give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date (or such longer time as may be required by the Securities Depository) to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Holder.

          (f) In the event that any transfer or exchange of Series 200_-_ Notes is permitted under subsection (b) or (c) of this Section 17, such transfer or exchange shall be accomplished upon receipt by the Trustee from the registered Holder thereof of the Series 200_-_ Notes to be transferred or exchanged and appropriate instruments of transfer to the permitted transferee, all in accordance with the applicable provisions of the Indenture. In the event definitive Series 200_-_ Notes are issued to Holders other than the nominee of the Securities Depository, or another securities depository as Holder of all the Series 200_-_ Notes, the provisions of the Indenture shall also apply to, among other things, the printing of such definitive Series 200_-_ Notes and the methods of payment of principal or Prepayment Price of and interest on such Series 200_-_ Notes.

     SECTION 18. LIMITATION ON FEES.

          (a) For so long as any Series 200_-_ Notes shall be Outstanding, the Issuer covenants and agrees that the Note Fees with respect to the Series 200_-_ Notes to be paid, or reimbursed to the Issuer, from the Administration Fund shall not, in any year, exceed the sum of (a) the annual fees of the Trustee, the Delaware Trustee, the Eligible Lender Trustee and the Market Agent in effect as of the Closing Date, plus (b) the Broker-Dealer Fees payable at the Broker-Dealer Fee Rate in effect as of the Closing Date, plus (c) the Auction Agent Fees payable at the Auction Agent Fee Rate in effect as of the Closing Date, unless the Rating Agency Condition is satisfied with respect to any such excess amount.

          (b) The Issuer covenants and agrees that the aggregate amount of Servicing Fees, Administration Fees and Note Fees paid from the Administration Fund shall not, in any Fiscal Year, exceed the sum of such fees provided for in the Cash Flows provided to each Rating Agency on the Closing Date for the Series 200_-_ Notes, unless a Rating Agency Condition is satisfied with respect to any such excess amount.

     SECTION 19. CERTAIN DESIGNATIONS PURSUANT TO THE INDENTURE.

          (a) For so long as any Notes shall be Outstanding, for purposes of the
     Indenture:

               (i) the "Senior Asset Requirement" shall mean that, as of the date of determination, the Senior Asset Percentage is at least equal to ___% and the Subordinate Asset Percentage is at least equal to ___% or such lesser percentage as permitted upon satisfaction of a Rating Agency Condition;

               (ii) the "Asset Release Requirement" shall mean that, as of the date of determination, (A) the Senior Asset Percentage is at least equal to ___% and the Subordinate Asset Percentage is at least equal to ___% and (B) the Aggregate Value of assets held under the Indenture, less the principal amount of all Notes Outstanding will exceed $__________ after release or payment; provided, however, that if any Financed Eligible Loan shall have ceased to be an Eligible Loan because it has lost its Guarantee as a result of marketing operations of College Loan Corporation and not servicer error and such Financed Student Loan remains in the Trust Estate as of such date of determination (a "Non-Guaranteed Loan"), then Asset Release Requirement shall mean, as of the date of determination and after release or payment, that (A) the Aggregate Value less the sum of all accrued interest on Outstanding Senior Notes, all accrued Issuer Swap Payments with respect to Senior Swap Agreements and all accrued fees with respect to Senior Credit Enhancement Facilities is equal to at least ___% of the principal amount of all Senior Notes Outstanding plus ___% of the unpaid principal and accrued interest on the Non-Guaranteed Loans remaining in the Trust Estate, (B) the Aggregate Value less the sum of all accrued interest on all Outstanding Subordinate Notes, all accrued Issuer Swap Payments (other than with respect to Junior Subordinate Swap Agreements) and all accrued fees with respect to Credit Enhancement Facilities (other than Junior Subordinate Credit Enhancement Facilities) is equal to at least ___% of the principal amount of all Notes Outstanding plus ___% of the unpaid principal and accrued interest on the Non-Guaranteed Loans remaining in the Trust Estate and (C) the Aggregate Value of assets held under the Indenture, less the principal amount of all Notes Outstanding will exceed $___________ after release or payment; or in all cases such lesser percentages or amounts as may be permitted upon satisfaction of a Rating Agency Condition; and

               (iii) the "Premium" for each Eligible Loan acquired by the Issuer shall mean the portion of the purchase price paid by the Issuer that exceeds the outstanding Principal Balance of such Eligible Loan as of its date of acquisition; provided, however, at no time shall the total premiums paid for Eligible Loans by the Issuer exceed ___% of the Principal Balance of the Eligible Loans acquired by the Issuer (except that the Premium may be up to ___% of the Principal Balance for Eligible Loans acquired with the proceeds of the Series 200_-_ Notes) or such greater percentages as permitted upon satisfaction of a Rating Agency Condition.

          (b) For purposes of making the deposits required by Section 4.07(a) of the Indenture with respect to the Series 200_-_ Notes, for any Interest Period for which the actual Applicable Interest Rate with respect to a series of Series 200_-_ Notes is not known on the Monthly Calculation Date, such series of Series 200_-_ Notes shall be assumed to bear interest at the rate determined by the Issuer and set forth in an Issuer Order.

          (c) The Issuer will not enter into a Joint Sharing Agreement except upon satisfaction of a Rating Agency Condition.

     SECTION 20. MANDATORY REDEMPTION OF OR DISTRIBUTIONS OF PRINCIPAL WITH RESPECT TO NOTES.

          (a) For purposes of Section 3.03 of the Indenture and subject to the provisions of Section 3.02 of the Indenture, if less than all Outstanding Series 200_-_ Notes are to be redeemed, the particular series from which Notes shall be redeemed will be determined by Issuer as and to the extent provided herein.

          (b) For purposes of Section 3.03 of the Indenture, any Supplemental Indenture pursuant to which any series of Notes is issued may provide that amounts transferred to the Retirement Account for the mandatory redemption of, or distribution of principal with respect to, Notes shall be applied to such series of Notes, or any portions thereof, either prior to or after the application of such amounts to the Series 200_-_ Notes, or shall be allocated between such series of Notes and the Series 200_-_ Notes in any other manner. This Section shall not alter the limitation set forth in
     Section 3.02 of the Indenture or herein.

     SECTION 21. LIST OF NON-BUSINESS DAYS. The Trustee shall provide to the Auction Agent on the initial Closing Date, and on or before December 31 of each year and upon any change in the state in which the Trustee's Principal Office is located, a list of all legal holidays in the state in which the Principal Office of the Trustee is located during the ensuing calendar year.

     SECTION 22. CERTAIN FINDINGS, DETERMINATIONS AND DESIGNATIONS. The Issuer hereby finds and determines as follows:

          (a) This _____ Supplement supplements the Indenture, constitutes and is a "Supplemental Indenture" within the meaning of such term as defined and used in the Indenture and is executed under and pursuant to the Indenture.

          (b) The Series 200_-_ Senior Notes constitute, and are hereby designated as, "Senior Notes" within the meaning of the term as defined and used in the Indenture and are on parity with all other Senior Note previously issued pursuant to the terms of the Indenture, and the Series 200_-_ Subordinate Notes constitute, and are hereby designated as, "Subordinate Notes" within the meaning of the term as defined and used in the Indenture and are on parity with all other Subordinate Notes previously issued pursuant to the terms of the Indenture.

          (c) Upon receipt of the proceeds of the sale of the Series 200_-_ Notes, (i) the revenues and other moneys and property pledged under the Indenture will not be encumbered by any lien or charge thereon or pledge thereof, other than the lien and charge thereon and pledge thereof created by the Indenture for the payment and security of the Notes and (ii) there will not be outstanding any bonds, notes or other evidences of indebtedness payable from and secured by a lien on or pledge or charge upon the revenues and other moneys and property pledged under the Indenture.

          (d) There does not exist an "Event of Default," within the meaning of such term as defined in the Indenture, which is continuing, nor does there exist any condition, which, after the passage of time, would constitute such an "Event of Default."

     SECTION 23. CONDITIONS PRECEDENT. Each series of Series 200_-_ Notes shall be executed, authenticated and delivered on the Closing Date subject to the satisfaction of the conditions precedent set forth in Section 2.02 of the Indenture.

     SECTION 24. [RESERVED]

     SECTION 25. NOTICES TO THE ELIGIBLE LENDER TRUSTEE AND THE TRUSTEE. In accordance with Section 10.04 of the Indenture, all notices, certificates and communications to the Eligible Lender Trustee and the Trustee shall be addressed as follows:

                     To the Eligible
                       Lender Trustee:         ____________________________
                                               [Street Address]
                                               [City, State Zip Code]
                                               Attention: ___________________

                                               With a Copy to:
                                               ____________________________

                                               [Street Address]
                                               [City, State Zip Code]
                                               Attention: ___________________

                     To the Trustee:
                                               ___________________________
                                               [Street Address]
                                               [City, State Zip Code]
                                               Attention: __________________

                                               With a Copy to:
                                               ____________________________
                                               [Street Address]
                                               [City, State Zip Code]
                                               Attention: ___________________


     SECTION 26. GOVERNING LAW. This _____ Supplement shall be governed by and be construed in accordance with the laws of the State of New York without giving effect to the conflicts-of-laws principles thereof.

     SECTION 27. HEADINGS. The headings or titles of the several sections hereof shall be solely for convenience of reference and shall not affect the meaning or construction, interpretation or effect of this _____ Supplement.

     SECTION 28. SEVERABILITY. If any provision of this _____ Supplement shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

     The invalidity of any one or more phrases, sentences, clauses or paragraphs in this _____ Supplement contained shall not affect the remaining portions of this _____ Supplement or part thereof.

     SECTION 29. COUNTERPARTS; FACSIMILE. This _____ Supplement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this _____ Supplement by facsimile shall be equally as effective as delivery of an original executed counterpart of this _____ Supplement. Any party delivering an executed counterpart of this _____ Supplement by facsimile shall also deliver an original executed counterpart of this _____ Supplement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this _____ Supplement.

     SECTION 30. EFFECT OF _____ SUPPLEMENT. Upon the execution and delivery of this _____ Supplement, the Indenture shall be supplemented in accordance herewith, and this _____ Supplement shall form a part of the Indenture for all purposes and every Holder of Notes hereafter authenticated and delivered and Other Beneficiary under the Indenture shall be bound hereby.

     SECTION 31. RIGHTS, PRIVILEGES AND IMMUNITIES OF TRUSTEE. The rights, privileges and immunities afforded the Trustee in Article 7 of the Indenture shall apply to this _____ Supplement as if fully set forth herein.



                           [Execution Page(s) Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this _____ Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                         COLLEGE LOAN CORPORATION TRUST I

                                         By  Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Delaware Trustee


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________


     IN WITNESS WHEREOF, the parties hereto have caused this _____ Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                                         ___________________________, as Trustee


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________

                                    EXHIBIT A

                          FORM OF SERIES 200_-_A NOTES


     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its Agent for registration of transfer, exchange, or payment, and any Note issued is registered in the name of CEDE & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the Registered Owner hereof, CEDE & Co., has an interest herein.

                                    Auction Rate Student Loan Asset-Backed Note
                                              Senior Series 200_-A___

No. __-____                                                       $____________

STATED MATURITY DATE    DATE OF ORIGINAL ISSUE    INTEREST RATE        CUSIP

_______, 20__                                       Variable          _____ ___

Registered Holder:         Cede & Co.
Principal Amount:

     For Value Received, College Loan Corporation Trust I, a Delaware statutory trust (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 200_-_ Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, payable on each Interest Payment Date and at Maturity, at the Applicable Interest Rate (as hereinafter described), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the person who is the Registered Holder hereof as of 5:00 p.m. on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 200_-_ Notes in the aggregate principal amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 200_-_ Notes is outstanding, the Holder of all outstanding Series 200_-_ Notes), at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, interest on this Note is payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such Maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for (herein referred to as "Defaulted Interest") shall cease to be payable to the person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the person who is the Registered Holder hereof at the close of business on a Special Record Date for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the Defaulted Interest, and notice of the Special Record Date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of, premium, if any, and interest on this Note are payable in lawful money of the United States of America.

     This Note is one of an authorized issue of Notes, issued and to be issued by the Issuer in one or more series pursuant to an Indenture of Trust, dated as of March 1, 2002 (as supplemented and amended by the First Supplement (as defined below), the Second Supplement (as defined below), the _____ Supplement (as defined below) and as may be further supplemented and amended, the "Indenture"), from the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as eligible lender trustee, to Deutsche Bank Trust Company Americas , as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture of Trust, dated as of March 1, 2002 (the "First Supplement"), between the Issuer and the Trustee, a Second Supplemental Indenture of Trust, dated as of June 1, 2002 (the "Second Supplement"), between the Issuer and the Trustee and a _____ Supplemental Indenture of Trust, dated as of _______ __, 200_ (the "_____ Supplement"). As provided in the Indenture, the Series 200_-_ Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series of Senior Notes issued under the Indenture and the _____ Supplement, (collectively referred to herein as the "Series 200_-_ Senior Notes"), and a series of Subordinated Notes (the "Series 200_-_ Subordinate Notes," and, together with the Series 200_-_ Senior Notes, collectively referred to herein as the "Series 200_-_ Notes").

     Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of and premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Issuer thereunder, payable from such revenues and other moneys thereunder as Senior Obligations or Subordinate Obligations; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture. The Series 200_-_ Senior Notes are being issued as, and will constitute, Senior Notes under the Indenture. The Series 200_-_ Subordinate Notes are being issued as, and will constitute, Subordinate Notes under the Indenture.

     The Notes and Other Obligations are limited obligations of the Issuer, payable solely from the Trust Estate created under the Indenture, consisting of certain revenues and Funds and Accounts pledged under the Indenture including, but not limited to, payments of principal and interest made by obligors of Financed Student Loans and available Note proceeds.

     Interest payable on this Series 200_-_ Note shall be computed on the basis of a 365-day year for the number of days actually elapsed, except that for any leap year, such calculation with respect to an Interest Payment Date occurring after January 1 of such year through December 31 of such year shall be computed on the basis of a 366-day year and accrue daily from the date hereof, and is payable on each regularly scheduled Interest Payment Date prior to the Maturity hereof and at the Maturity hereof. The interest payable on each Interest Payment Date for this Note shall be that interest which has accrued through the last day of the last complete Interest Period immediately preceding the Interest Payment Date or, in the case of the Maturity hereof, the last day preceding the date of such Maturity. The Applicable Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

     The unpaid principal amount hereof from time to time outstanding shall bear interest at an Applicable Interest Rate, payable on each Interest Payment Date and at the Maturity hereof such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for.

     The Interest Period, the Applicable Interest Rate, the method of determining the Applicable Interest Rate on each of the Series 200_-_ Senior Notes and the Auction Procedures related thereto, an Auction Period Adjustment, a change in the Auction Date and the Interest Payment Dates will be determined in accordance with the terms, conditions and provisions of the _____ Supplement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

     By purchasing Series 200_-_ Notes, whether in an Auction or otherwise, each purchaser of the Series 200_-_ Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (a) to participate in Auctions on the terms described in the _____ Supplement, (b) to have its beneficial ownership of the Series 200_-_ Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (c) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request. So long as the ownership of Series 200_-_ Notes is maintained in Book-Entry Form by the Securities Depository, an Existing Holder may sell, transfer or otherwise dispose of Series 200_-_ Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Series 200_-_ Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer.

     The determination of the Applicable Interest Rate by the Auction Agent or any other authorized Person pursuant to the provisions of the _____ Supplement shall be conclusive and binding on the Holders of the Series 200_-_ Notes to which such Applicable Interest Rate applies, and the Issuer and the Trustee may rely thereon for all purposes.

     Notwithstanding any provision of this Note to the contrary, in no event shall the cumulative amount of interest paid or payable on this Note (including interest calculated as provided herein, plus any other amounts that constitute interest on this Note under applicable law, which are contracted for, charged, reserved, taken or received pursuant to this Note or related documents) calculated from the date of issuance of this Note through any subsequent day during the term of this Note or otherwise prior to payment in full of this Note exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or related documents or otherwise contracted for, charged, reserved, taken or received in connection with this Note, or if the redemption or acceleration of the Maturity of this Note results in payment to or receipt by the Registered Holder or any former Registered Holder hereof of any interest in excess of that permitted by applicable law, then notwithstanding any provision of this Note or related documents to the contrary all excess amounts theretofore paid or received with respect to this Note shall be credited on the principal balance of this Note (or, if this Note has been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of this Note and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note and under the related documents.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 200_-_ Notes of any series shall be redeemed, in part, on the first regularly scheduled Interest Payment Date for such series for which notice can be given in accordance with the requirements of the _____ Supplement, at a redemption price equal to 100% of the principal amount of Series 200_-_ Notes of such series so redeemed, from revenues deposited from the Collection Fund to the Retirement Account in excess of amounts necessary to pay or provide for the payment of certain program operating expenses, interest on the Notes and certain other obligations payable from the Debt Service Fund.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements and certain other requirements, Outstanding Series 200_-_ Notes may, at the option of the Issuer, be redeemed on any regularly scheduled Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 200_-_ Notes of any series shall be redeemed, in part, on the first regularly scheduled Interest Payment Date for such series for which notice can be given following the end of each Acquisition Period in accordance with the requirements of the _____ Supplement, at a redemption price equal to 100% of the principal amount of Series 200_-_ Notes of such series so redeemed, in an amount equal to the unexpended portion of Series 200_-_ Notes with respect to each such Acquisition Period. Notes to be redeemed shall be selected first from Series 200_-_ Subordinate Notes (to the extent permitted by the Indenture), then from Series 2002 Notes, then from Series 2002-2 Notes, then from Series 200_-_ Subordinate Notes (to the extent permitted by the Indenture after giving effect to redemption of Series 2002 Notes and the Series 2002-2 Notes) and then from Series 200_-_ Senior Notes.

     If not all Series 200_-_ Notes are to be redeemed, the particular Series 200_-_ Notes to be redeemed are to be selected as provided in the Indenture and the _____ Supplement, subject to the foregoing requirements.

     Notice of redemption shall be given by first-class mail mailed not less than 10 days before the redemption date to each Holder of Series 200_-_ Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Note not affected by such defect or failure. All Series 200_-_ Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

     It is provided in the _____ Supplement that Series 200_-_ Notes of a denomination larger than $50,000 may be redeemed in part ($50,000 or a multiple thereof) and that upon any partial redemption of any such Series 200_-_ Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

     If provision is made for the payment of principal of and premium, if any, and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

     If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Issuer with, among other things, the consent of the Holders of two-thirds of the aggregate principal amount of Senior Notes at the time Outstanding, if affected thereby, and with the consent of the Holders of two-thirds of the aggregate principal amount of Subordinate Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Senior Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate principal amount of the Subordinate Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     The Issuer may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

     The Issuer, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Issuer may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuer, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

     It Is Hereby Certified, Recited, Covenanted and Declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

     This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

     It is expressly understood and agreed by the holder hereof that (a) the Indenture and this Note each is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it;
(b) each of the representations, undertakings and agreement in the Indenture and this Note made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer; (c) nothing contained in the Indenture and this Note shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained in the Indenture and this Note, all such liability, if any, being expressly waived by the holder hereof and by any Person claiming by, through or under the holder hereof; and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Indenture, this Note or the other Basic Documents.

                            [Execution Page Follows]

     IN WITNESS WHEREOF, the Issuer has caused this Note to be executed in its name by the manual signature of the Delaware Trustee.

         Dated:  _________, 200_

                                         COLLEGE LOAN CORPORATION TRUST I

                                         By  Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Delaware Trustee


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________




                     [CERTIFICATE OF AUTHENTICATION FOLLOWS]


                          CERTIFICATE OF AUTHENTICATION

     This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                         ___________________________, as Trustee


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________



                          [FORM OF ASSIGNMENT FOLLOWS]
                                   ASSIGNMENT

     For Value Received the undersigned hereby sells, assigns and transfers unto _____________________ the within Note and irrevocably appoints
______________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

     Dated: ____________________________

Please Insert Social Security
or Other Identifying Number of
Assignee                                ____________________________________
                                        Notice: The signature to this assignment
                                        must correspond with the name as it
                                        appears upon the face of the within Note
                                        in every particular, without any
                                        alteration whatsoever.
___________________________________

Signature Guaranteed:

___________________________________

                                    EXHIBIT B

                     FORM OF SERIES 200_-_ SUBORDINATE NOTE


     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its Agent for registration of transfer, exchange, or payment, and any Note issued is registered in the name of CEDE & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the Registered Owner hereof, CEDE & Co., has an interest herein.

                   Auction Rate Student Loan Asset-Backed Note
                          Subordinate Series 200_-_B-__

No. _-____                                                        $____________

STATED MATURITY DATE     DATE OF ORIGINAL ISSUE     INTEREST RATE       CUSIP
___________, 20__                                     Variable        _____ ___

Registered Holder:         Cede & Co.
Principal Amount:

     For Value Received, College Loan Corporation Trust I, a Delaware statutory trust (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 200_-_ Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, payable on each Interest Payment Date and at Maturity, at the Applicable Interest Rate (as hereinafter described), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the person who is the Registered Holder hereof as of 5:00 p.m. on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 200_-_ Notes in the aggregate principal amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 200_-_ Notes is outstanding, the Holder of all outstanding Series 200_-_ Notes), at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, interest on this Note is payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such Maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for (herein referred to as "Defaulted Interest") shall cease to be payable to the person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the person who is the Registered Holder hereof at the close of business on a Special Record Date for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the Defaulted Interest, and notice of the Special Record Date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of, premium, if any, and interest on this Note are payable in lawful money of the United States of America.

     This Note is one of an authorized issue of Notes, issued and to be issued by the Issuer in one or more series pursuant to an Indenture of Trust, dated as of March 1, 2002 (as supplemented and amended by the First Supplement (as defined below), the Second Supplement (as defined below), the _____ Supplement (as defined below), and as may be further supplemented and amended, the "Indenture"), from the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as eligible lender trustee, to Deutsche Bank Trust Company Americas, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture of Trust, dated as of March 1, 2002 (the "First Supplement"), between the Issuer and the Trustee, a Second Supplemental Indenture of Trust, dated as of June 1, 2002 (the "Second Supplement"), between the Issuer and the Trustee and a _____ Supplemental Indenture of Trust, dated as of _______ __, 200_ (the "_____ Supplement"). As provided in the Indenture, the Series 200_-_ Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series of Subordinate Notes issued under the Indenture and the _____ Supplement (the "Series 200_-_ Subordinate Notes"). The Series 200_-_ Subordinate Notes are issued simultaneously with multiple series of Senior Notes (the "Series 200_-_ Senior Notes" and, together with the Series 200_-_ Subordinate Notes, collectively referred to herein as the "Series 200_-_ Notes").

     Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of and premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Issuer thereunder, payable from such revenues and other moneys thereunder as Senior Obligations or Subordinate Obligations; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture. The Series 200_-_ Senior Notes are being issued as, and will constitute, Senior Notes under the Indenture. The Series 200_-_ Subordinate Notes are being issued as, and will constitute, Subordinate Notes under the Indenture.

     The Notes and Other Obligations are limited obligations of the Issuer, payable solely from the Trust Estate created under the Indenture, consisting of certain revenues and Funds and Accounts pledged under the Indenture including, but not limited to, payments of principal and interest made by obligors of Financed Student Loans and available Note proceeds.

     The Series 200_-_ Subordinate Notes constitute Subordinate Notes under the Indenture which are subordinated in right of payment, the direction of remedies and certain other matters in accordance with the terms of the Indenture to the rights of the Holders of Senior Notes issued from time to time under the Indenture (including, without limitation, the Series 200_-_ Notes) and Other Senior Beneficiaries thereunder (except termination payments due under swap agreements as a result of swap counterparty default). A failure to pay principal of and premium, if any, or interest on this Subordinate Note will not constitute an Event of Default under the Indenture if any Senior Obligation is Outstanding.

     Interest payable on this Series 200_-_ Note shall be computed on the basis of a 365-day year for the number of days actually elapsed, except that for any leap year such calculation with respect to an Interest Payment Date occurring after January 1 of such year through December 31 of such year shall be computed on the basis of a 366-day year and accrue daily from the date hereof (on the basis of a 365 or 366-day year, as applicable), and is payable on each regularly scheduled Interest Payment Date prior to the Maturity hereof and at the Maturity hereof. The interest payable on each Interest Payment Date for this Note shall be that interest which has accrued through the last day of the last complete Interest Period immediately preceding the Interest Payment Date or, in the case of the Maturity hereof, the last day preceding the date of such Maturity. The Applicable Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

     The unpaid principal amount hereof from time to time outstanding shall bear interest at an Applicable Interest Rate, payable on each Interest Payment Date and at the Maturity hereof such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for.

     The Interest Period, the Applicable Interest Rate, the method of determining the Applicable Interest Rate on each of the Series 200_-_ Notes and the Auction Procedures related thereto, an Auction Period Adjustment, a change in the Auction Date and the Interest Payment Dates will be determined in accordance with the terms, conditions and provisions of the _____ Supplement and the Auction Agent Agreement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

     By purchasing Series 200_-_ Notes, whether in an Auction or otherwise, each purchaser of the Series 200_-_ Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (a) to participate in Auctions on the terms described in the _____ Supplement, (b) to have its beneficial ownership of the Series 200_-_ Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (c) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request. So long as the ownership of Series 200_-_ Notes is maintained in Book-Entry Form by the Securities Depository, an Existing Holder may sell, transfer or otherwise dispose of Series 200_-_ Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Series 200_-_ Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer.

     The determination of the Applicable Interest Rate by the Auction Agent or any other authorized Person pursuant to the provisions of the _____ Supplement shall be conclusive and binding on the Holders of the Series 200_-_ Notes to which such Applicable Interest Rate applies, and the Issuer and the Trustee may rely thereon for all purposes.

     Notwithstanding any provision of this Note to the contrary, in no event shall the cumulative amount of interest paid or payable on this Note (including interest calculated as provided herein, plus any other amounts that constitute interest on this Note under applicable law, which are contracted for, charged, reserved, taken or received pursuant to this Note or related documents) calculated from the date of issuance of this Note through any subsequent day during the term of this Note or otherwise prior to payment in full of this Note exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or related documents or otherwise contracted for, charged, reserved, taken or received in connection with this Note, or if the redemption or acceleration of the Maturity of this Note results in payment to or receipt by the Registered Holder or any former Registered Holder hereof of any interest in excess of that permitted by applicable law, then notwithstanding any provision of this Note or related documents to the contrary all excess amounts theretofore paid or received with respect to this Note shall be credited on the principal balance of this Note (or, if this Note has been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of this Note and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note and under the related documents.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 200_-_ Notes of any series shall be redeemed, in part, on the first regularly scheduled Interest Payment Date for such series for which notice can be given in accordance with the requirements of the _____ Supplement, at a redemption price equal to 100% of the principal amount of Series 200_-_ Notes of such series so redeemed, from revenues deposited from the Collection Fund to the Retirement Account in excess of amounts necessary to pay or provide for the payment of certain program operating expenses, interest on the Notes and certain other obligations payable from the Debt Service Fund.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements and certain other requirements, Outstanding Series 200_-_ Notes may, at the option of the Issuer, be redeemed on any regularly scheduled Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

     If not all Series 200_-_ Notes are to be redeemed, the particular Series 200_-_ Notes to be redeemed are to be selected as provided in the Indenture and the _____ Supplement.

     Notice of redemption shall be given by first-class mail mailed not less than 10 days before the redemption date to each Holder of Series 200_-_ Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Note not affected by such defect or failure. All Series 200_-_ Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

     It is provided in the _____ Supplement that Series 200_-_ Notes of a denomination larger than $50,000 may be redeemed in part ($50,000 or a multiple thereof) and that upon any partial redemption of any such Series 200_-_ Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

     If provision is made for the payment of principal of and premium, if any, and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

     If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Issuer with, among other things, the consent of the Holders of two-thirds of the aggregate principal amount of Senior Notes at the time Outstanding, if affected thereby, and with the consent of the Holders of two-thirds of the aggregate principal amount of Subordinate Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Senior Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate principal amount of the Subordinate Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     The Issuer may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

     The Issuer, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Issuer may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuer, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

     It Is Hereby Certified, Recited, Covenanted and Declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

     This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

     It is expressly understood and agreed by the holder hereof that (a) the Indenture and this Note each is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it;
(b) each of the representations, undertakings and agreement in the Indenture and this Note made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer; (c) nothing contained in the Indenture and this Note shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained in the Indenture and this Note, all such liability, if any, being expressly waived by the holder hereof and by any Person claiming by, through or under the holder hereof; and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Indenture, this Note or the other Basic Documents.


     IN WITNESS WHEREOF, the Issuer has caused this Note to be executed in its name by the manual signature of the Delaware Trustee.

     Dated: ________, 200_

                                         COLLEGE LOAN CORPORATION TRUST I

                                         By  Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Delaware Trustee


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________





                     [CERTIFICATE OF AUTHENTICATION FOLLOWS]
                          CERTIFICATE OF AUTHENTICATION

     This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                         ___________________________, as Trustee


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________





                          [FORM OF ASSIGNMENT FOLLOWS]

                                   ASSIGNMENT

     For Value Received the undersigned hereby sells, assigns and transfers unto _____________________ the within Note and irrevocably appoints
______________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

     Dated: ____________________________

Please Insert Social Security
or Other Identifying Number of
Assignee                                ____________________________________
                                        Notice: The signature to this assignment
                                        must correspond with the name as it
                                        appears upon the face of the within Note
                                        in every particular, without any
                                        alteration whatsoever.
___________________________________

Signature Guaranteed:

___________________________________

Signature Guaranteed:

                                    EXHIBIT C

                           NOTICE OF A PAYMENT DEFAULT



                        COLLEGE LOAN CORPORATION TRUST I
                  AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                         [SENIOR SERIES 200_-_A-______]
                         [SUBORDINATE SERIES 200_-_B-__]

     Notice Is Hereby Given that a Payment Default has occurred and not been cured with respect to the Notes identified above. Determination of the Applicable Interest Rate pursuant to the Auction Procedures will be suspended. The Applicable Interest Rate on each series of the Series 200_-_ Notes for each Auction Period commencing after the date of Payment Default with respect thereto will equal the Non-Payment Rate, as it is determined by the Trustee on the first day of such Auction Period until _____________________.

     Terms used herein have the meanings set forth in the _____ Supplemental Indenture of Trust relating to the above-referenced Notes.

     Dated: ___________

                                         ___________________________, as Trustee


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________

                                    EXHIBIT D

                        NOTICE OF CURE OF PAYMENT DEFAULT
                        COLLEGE LOAN CORPORATION TRUST I


                  AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                         [SENIOR SERIES 200_-_A-______]
                         [SUBORDINATE SERIES 200_-_B-__]

     Notice Is Hereby Given that a Payment Default with respect to the Notes identified above has been waived or cured. The next Interest Payment Date is ___________________ and the next Auction Date is ____________________.

     Terms used herein have the meanings set forth in the _____ Supplemental Indenture of Trust relating to the above-referenced Notes.

     Dated: __________

                                         ___________________________, as Trustee


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________

                                    EXHIBIT E

                  NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT


                        COLLEGE LOAN CORPORATION TRUST I
                  AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                         [SENIOR SERIES 200_-_A-______]
                         [SUBORDINATE SERIES 200_-_B-__]

     Notice is hereby given that College Loan Corporation Trust I proposes to change the length of one or more Auction Periods with respect to the Notes identified above, pursuant to the _____ Supplemental Indenture of Trust relating to such Notes (the "_____ Supplement"), as follows:

     1. The change shall take effect on the Interest Payment Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

     2. The Auction Period Adjustment in Paragraph 1 shall take place only if
(a) the Trustee and the Auction Agent receive, by 11:00 a.m., New York City time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, the consent of the Market Agent (which consent has been obtained), as required by the _____ Supplement, authorizing the change in length of one or more Auction Periods and confirmation from each Rating Agency that it will not reduce or withdraw its ratings on the Series 200_-_ Notes on account of such Auction Period Adjustment, and (b) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

     3. If the condition referred to in (a) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (a) is met but the condition referred to in (b) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Auction Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

     Terms used herein have the meanings set forth in the _____ Supplement.

     Dated: _________________________

                                         COLLEGE LOAN CORPORATION TRUST I


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________


                                    EXHIBIT F

                  NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT


                        COLLEGE LOAN CORPORATION TRUST I
                  AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                         [SENIOR SERIES 200_-_A-______]
                        [SUBORDINATE SERIES 200_-_B-____]

     Notice is hereby given that College Loan Corporation Trust I establishes new lengths for one or more Auction Periods with respect to the Notes identified above pursuant to the _____ Supplemental Indenture of Trust relating to such Notes (the "_____ Supplement"):

     1. The change shall take effect on _________________, the Interest Payment Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

     2. For the Auction Period commencing on the Effective Date, the Interest Payment Date shall be _____________________, or the next succeeding Business Day if such date is not a Business Day.

     3. For Auction Periods occurring after the Auction Period the Interest Payment Dates shall be [__________________ (date) and every __________________
(number) __________________ (day of week) thereafter] [every __________________
(number) (day of week) after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in Section 11 of the _____ Supplement.

     4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in Section 10 of the _____ Supplement and our prior notice dated
___________________ regarding the proposed change.

     Terms used herein have the meanings set forth in the _____ Supplement.

     Dated: _________________________

                                         COLLEGE LOAN CORPORATION TRUST I


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________


                                    EXHIBIT G

                        NOTICE OF CHANGE IN AUCTION DATE


                        COLLEGE LOAN CORPORATION TRUST I
                  AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                         [SENIOR SERIES 200_-_A-______]
                        [SUBORDINATE SERIES 200_-_B-____

     Notice is hereby given by _________________, as Market Agent for the Notes identified above, that, with respect to such Notes, the Auction Date is hereby changed as follows:

     1. With respect to such Notes, the definition of "Auction Date" shall be deemed amended by substituting "_______________ (number) Business Day" in the third and fourth lines thereof and by substituting "_______________ (number) Business Days" for "two Business Days" in subsection (d) thereof.

     2. This change shall take effect on __________________, which shall be the Auction Date for the Auction Period commencing on _____________________.

     3. The Auction Date for such Notes shall be subject to further change hereafter as provided in the _____ Supplemental Indenture of Trust relating to such Notes (the "_____ Supplement").

     Terms used herein have the meanings set forth in the _____ Supplement.

     Dated: _________________________

                                         ____________________________________,
                                         as Market Agent


                                         By    _________________________________
                                         Name  _________________________________
                                         Title _________________________________


                                    EXHIBIT H

                             RATING AGENCY CONDITION


                                    EXHIBIT I

                                      TAXES


For the annual period ending and including ______ __, 200_                              $__________
For the annual periods ending and including ______ __, 20__ through _____ __, 20__       __________
For the annual period ending and including _____ _, 20__                                 __________
Thereafter                                                                               __________